UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-4019

Exact name of registrant as specified in charter:  USAA INVESTMENT TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA INVESTMENT TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2006




ITEM 1. REPORT TO STOCKHOLDERS.
USAA BALANCED STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2006

[LOGO OF USAA]
    USAA(R)

                                  USAA BALANCED
                                        STRATEGY Fund

                                        [GRAPHIC OF USAA BALANCED STRATEGY FUND]

       A n n u a l  R e p o r t

--------------------------------------------------------------------------------
       MAY 31, 2006

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

MANAGERS' COMMENTARY                                                         4

FUND RECOGNITION                                                            11

INVESTMENT OVERVIEW                                                         12

FINANCIAL INFORMATION

    Distributions to Shareholders                                           16

    Report of Independent Registered Public Accounting Firm                 17

    Portfolio of Investments                                                18

    Notes to Portfolio of Investments                                       43

    Financial Statements                                                    47

    Notes to Financial Statements                                           50

EXPENSE EXAMPLE                                                             65

ADVISORY AGREEMENTS                                                         67

DIRECTORS' AND OFFICERS' INFORMATION                                        79

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2006, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                          "

                                        IT IS A CLASSIC SCENARIO. WHEN MARKETS
[PHOTO OF CHRISTOPHER W. CLAUS]           GO UP, RISK TOLERANCE GOES UP, AND
                                         INVESTORS START TO CHASE PERFORMANCE.

                                                          "

                                                                       June 2006
--------------------------------------------------------------------------------

         Remember risk? It is the flip side of the risk/reward equation. In exchange for the possibility of higher returns, you take on more risk. But during the last two to three years, many investors have forgotten this fundamental investment truth. Hungry for returns in the low-interest-rate environment, they flocked into the riskier asset classes - the emerging markets, small-cap stocks, precious metals, and commodities. Investor experience has been all about reward and very little about risk.

         In May, however, risk finally re-emerged as a consideration in investment decision-making. Rising global interest rates and the potential for a worldwide economic slowdown have led to increased market volatility, reminding investors that outsized rewards are generally paired with greater risk. As a result, the old adage that you should be paid for the risk you assume has taken on renewed meaning.

         It is a classic scenario. When markets go up, risk tolerance goes up, and investors start to chase performance. The opposite approach is often the better course. You would be wise to cultivate patience during rising markets and potentially reduce the amount of risk you take. Experienced investors know that as market returns increase, so do the chances of a correction.

         Still, when the financial markets are awash in liquidity, it is easy to forget the fundamentals. If you cannot find the returns you want in conservative equity and fixed-income investments, you are tempted to seek higher returns elsewhere. This is precisely what happened during the last couple of years.

         But in the spring, it all began to unravel as global interest rates continued to rise. In the months ahead, we may see even higher short-term rates as

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the Federal Reserve Board (the Fed) tries to combat inflation. We may also see a slowdown in the U.S. economy, and if the U.S. economy cools, the world economy is likely to follow suit.

         In this environment, money market fund yields - currently near 5% - are appealing, especially for risk-averse investors. Once the Fed pauses, bonds should become more attractive. For equity investors, the most prudent play may be a conservative stance. They might also want to consider locking in some of their gains in the emerging markets, small-cap stocks, precious metals, and commodities.

         At USAA Investment Management Company, we have already taken a more conservative position in our international and emerging markets portfolios - perhaps earlier than a crystal ball would have suggested - but as the market has fallen, our relative performance has been solid. Going forward, we will continue to look for investment opportunities that have the potential to add value while evaluating the risks that could affect them.

         From all of us here, thank you for your business and the opportunity to serve your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board

         CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US AT (800) 531-8448 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY, DISTRIBUTOR (USAA). READ IT CAREFULLY BEFORE INVESTING.

         AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

         Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall. o Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

USAA Investment Management Company
   STUART H. WESTER, CFA (Bonds and Stocks)

   ARNOLD J. ESPE, CFA (Bonds and Money Market Instruments)

Wellington Management Company, LLP (Stocks)
   MATTHEW E. MEGARGEL, CFA

   MAYA K. BITTAR, CFA

   FRANCIS J. BOGGAN, CFA

   JEFFREY L. KRIPKE

Loomis, Sayles & Company, L.P. (Stocks)
   MARK B. BARIBEAU, CFA

   PAMELA N. CZEKANSKI, CFA

   RICHARD SKAGGS, CFA

Barrow, Hanley, Mewhinney & Strauss, Inc. (Stocks)
   TIMOTHY J. CULLER, CFA

   MARK GIAMBRONE, CPA

   JAMES P. BARROW

   RICHARD A. ENGLANDER, CFA

   ROBERT J. CHAMBERS, CFA

   RAY NIXON, Jr.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

            For the year ended May 31, 2006, the USAA Balanced Strategy Fund had a total return of 3.84%. This compares to a return of 7.87% for the Lipper Balanced Funds Index, 10.13% for the Russell 3000 Index, and -0.48% for the Lehman Brothers U.S. Aggregate Bond Index.

HOW WAS THE FUND ALLOCATED BETWEEN STOCKS AND BONDS?

            The Fund began the reporting year with 65% of its net assets in stocks and other equity securities and 35% in bonds and money market instruments. Because of asset allocation adjustments and investment performance, the Fund ended the year with 60% of

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

            REFER TO PAGE 14 FOR BENCHMARK DEFINITIONS.

            PERCENTAGES ARE OF NET ASSETS OF THE FUND AND MANY NOT EQUAL 100%.

 . . . C O N T I N U E D
========================--------------------------------------------------------

            its net assets in stocks and 41% of its net assets in bonds and money market instruments.

WHAT LED THE FUND TO UNDERPERFORM ITS LIPPER PEER GROUP INDEX?

            There were two factors. First, there was underperformance relative to the peer group within the stock portions of the portfolio. Second, the Fund was underweight in stocks for part of the reporting year, and this detracted from performance because stocks outperformed bonds.

HAVE ANY STEPS BEEN TAKEN IN AN EFFORT TO IMPROVE PERFORMANCE?

            Yes. In March 2006, your Fund's Board of Trustees added two subadvisers to the Fund - Barrow, Hanley, Mewhinney & Strauss, Inc.
            (BHMS) and Loomis, Sayles & Company, L.P. (Loomis Sayles) - and a substantial portion of the Fund's equity portfolio was shifted to BHMS and Loomis Sayles. BHMS is managing its portion of the assets using its value-oriented style, and Loomis Sayles is managing its portion using its growth-oriented style. The incumbent equity subadviser, Wellington Management Company, LLP (Wellington), continues to manage a smaller portion of the Fund's equity securities using a core style that encompasses both value and growth.

            Additionally, the Fund increased its utilization of exchange-traded funds (ETFs) for cost efficiency and investment flexibility. ETFs, relatively low-cost vehicles that typically track a market index, offer the ability to adjust the Fund's asset allocation quickly when USAA Investment Management Company (IMCO) believes it is warranted. At the end of the reporting year, 8.2% of the Fund's net assets were in ETFs tied to the U.S. stock market.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

HOW DID THE FUND'S BOND PORTION, WHICH IMCO MANAGES, PERFORM?

            It's hard for most people to be excited about performance that barely manages to break even, as was the case with the bond portion during the reporting year. However, this represented outstanding performance relative to the Lehman Brothers U.S. Aggregate Bond Index.

            It was a tough environment for bonds because interest rates rose across all maturities on the yield curve, but we managed to provide a positive total return because interest on the bonds we owned offset the principal erosion caused by rising rates. The IMCO strategy regarding duration, a measure of interest-rate sensitivity, was a key factor in the good performance. We began the year with a shorter-than-average duration and gradually moved toward a neutral duration. Throughout the reporting year, we were opportunistic, buying when rates rose, selling as they fell, and investing in floating-rate bonds whose income rose as the Federal Reserve Board (the Fed) raised rates.

            The biggest driver of our outperformance, however, was security selection. We were overweight in corporate bonds, with a focus on individual issues in finance, utilities, and real estate investment trusts. We also benefited from our decision to emphasize commercial mortgage-backed securities over residential mortgages. Credit for our ability to pick the right bonds in the right sectors goes largely to the IMCO team of 17 analysts here in San Antonio.

            With the economy in the sensitive transition period from high to moderate growth and the Fed under new leadership, we're avoiding making any big bets on duration as we move into the new reporting year. Instead, we are continuing to focus on what we do best, which is to use our research advantage to find

 . . . C O N T I N U E D
========================--------------------------------------------------------

            individual securities that, we believe, give us the most value for a given level of risk.

HOW DID THE WELLINGTON-MANAGED PORTION OF THE FUND PERFORM?

            Stock selection was positive relative to the Russell 3000 Index, while sector allocation detracted from relative performance.
            Energy was the top-performing area of the market, and the Wellington portion of the Fund benefited from its overweight exposure to this sector, with Schlumberger Ltd., Chesapeake Energy Corp., and GlobalSantaFe Corp. among the top positive contributors to performance. In the materials sector, exploration and mining companies Rio Tinto plc and Newmont Mining Corp. benefited from an increase in commodity and gold prices. Industrials company Precision Castparts Corp. delivered excellent performance with strong fundamental growth. In the financials sector, many of our capital markets-related stocks, including E*TRADE Financial Corp., Merrill Lynch & Co., Inc., and State Street Corp. outperformed on a relative basis.

            On a sector level, the Wellington portion of the Fund was overweight in the poorly performing health care and information technology sectors and underweight in the strongly performing financials sector. Information technology holding Adobe Systems, Inc. was our weakest-performing stock, because the company was between product cycles and struggled to meet its revenue and earnings targets. However, we view this as a short-term concern because the new version of the hugely popular Adobe Acrobat remains on track for a fall 2006 release. Dell, Inc., Yahoo!, Inc., and Microsoft Corp. also hurt performance, as did the mattress company Tempur-Pedic International, Inc. and the retailer Kohl's Corp.

            GLOBALSANTAFE CORP., DELL, INC., YAHOO!, INC., TEMPUR-PEDIC INTERNATIONAL, INC., AND KOHL'S CORP. WERE SOLD OUT OF THE FUND PRIOR TO MAY 31, 2006.

            YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-42.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

            As of the end of the reporting year, the Wellington portion of the portfolio was overweight in the health care and consumer discretionary sectors, where we have been finding stocks with attractive valuations and good relative earnings potential. We were modestly overweight in energy as global demand and constrained supply foster long-term growth prospects. We also maintained an overweight position in information technology, with an emphasis on software companies, which should benefit from higher corporate spending amid new product cycles. We were underweight in utilities, which appear expensive on a price-to-earnings basis and less attractive on a yield basis given our modestly higher interest-rate outlook.

HOW DID THE BHMS-MANAGED PORTION OF THE FUND PERFORM?

            In the short period of time (about three months) that we at BHMS managed a portion of the Fund, it benefited from a good stock selection in the information technology and energy sectors relative to the Russell 3000 Value Index. Among the specific stocks that helped relative performance were Nokia Corp., which continued to gain market share and used its impressive free cash flow to buy back its stock; El Paso Corp., an energy company helped by a turnaround situation; and Murphy Oil Corp., an exploration company that benefited from success in its drilling program as well as higher commodity prices.

            We were hurt by our overweight position in health care, despite good stock selection. Among the health care stocks that detracted most from performance were our holdings in HMOs, because the market feared that the group was beginning to set prices based on gaining or holding market share as opposed to profit. We ended up selling our position in CIGNA Corp. before the

            THE RUSSELL 3000(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 INDEX COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE STOCKS IN THIS INDEX ARE ALSO MEMBERS OF EITHER THE RUSSELL 1000 VALUE OR THE RUSSELL 2000 VALUE INDEXES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

            end of the period because, as the highest-cost producer in the industry, it was hurt most by the margin concerns. Our holding in WellPoint, Inc., a lower-cost producer, did better on a relative basis. In the consumer discretionary sector, our large holding in Carnival Corp. was down significantly in the face of higher energy costs. We continue to have confidence in Carnival because we believe it is the dominant company in a growing business, with outstanding management and improving fundamentals.

            As a value-oriented manager, we at BHMS are continuing to find good companies trading at low valuations, especially among former growth companies whose earnings rates have slowed but are still very healthy. These include UnitedHealth Group, Inc., 3M Co., and American International Group (AIG), companies that traditionally trade at a premium relative to their earnings but are now trading in line with the market despite better-than-market earnings growth. We expect the market to remain somewhat volatile as the economy likely shifts to a slower rate of growth and believe that we are well-positioned for such an environment.

HOW DID THE LOOMIS SAYLES-MANAGED PORTION OF THE FUND PERFORM?

            Like BHMS, we managed a portion of the Fund for about one-fourth of the reporting year. During that time, growth was out of favor relative to value, and the Loomis Sayles high-growth style was hit hard, especially in May. Several of the major detractors from performance relative to the Russell 3000 Growth Index were in the financials sector, including NYSE Group and the Chicago Board of Trade, both of which were sold under our stop-loss discipline. TD Ameritrade Holding Corp. declined

            THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS IN THIS INDEX ARE ALSO MEMBERS OF EITHER THE RUSSELL 1000 GROWTH OR THE RUSSELL 2000 GROWTH INDEXES.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

            because of mildly disappointing quarterly earnings, but we maintained our position because we at Loomis Sayles continue to have confidence in the company's growth prospects, and our stop-loss line was not crossed.

            Health care was another disappointing sector during the brief period, and we were especially hurt by St. Jude Medical, Inc., the equipment company that specializes in cardiac-rhythm management. The company lowered earning forecasts, leading us to sell it based on declining fundamentals. We also sold weak-performing Cephalon, Inc., because U.S. Food and Drug Administration approval for the company's attention-deficit/hyperactivity disorder drug Sparlon was deferred.

            On a more positive note, our holding in beverage company Hansen Natural Corp. was a very strong performer, as was steel company Allegheny Technologies, Inc. in the materials sector. Our view going forward is that growth stocks, and high-growth stocks in particular, are increasingly undervalued relative to the market. We believe that growth is on sale today, but there's no way to know when the sale is going to end. In the meantime, we continue to invest in companies with strong growth profiles, and earnings growth expectations for the Loomis Sayles portion of the portfolio actually are much higher than those of the overall stock market.

            From all of us at USAA IMCO, Wellington, BHMS, and Loomis Sayles, we thank you for your investment in the Fund.

 F U N D
========------------------------------------------------------------------------
         RECOGNITION

USAA BALANCED STRATEGY FUND

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)
    out of 792 moderate allocation funds for the period ending May 31, 2006:

                                 OVERALL RATING
                                  *   *   *   *

          3-YEAR                     5-YEAR                    10-YEAR
          * * *                      * * *                     * * * *
     out of 792 funds           out of 620 funds          out of 298 funds

           The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar
          Ratings metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. (EACH SHARE CLASS IS COUNTED AS A FRACTION OF ONE FUND WITHIN THIS SCALE AND RATED SEPARATELY, WHICH MAY CAUSE SLIGHT VARIATIONS IN THE DISTRIBUTION PERCENTAGES.)

12

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

OBJECTIVE
--------------------------------------------------------------------------------

            High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

            Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

--------------------------------------------------------------------------------
                                              5/31/06                5/31/05
--------------------------------------------------------------------------------
Net Assets                                 $634.1 Million         $609.8 Million
Net Asset Value Per Share                      $14.97                 $15.41

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/06
--------------------------------------------------------------------------------

1 YEAR                              5 YEARS                             10 YEARS
3.84%                                3.98%                                8.03%

            THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

            TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        CUMULATIVE PERFORMANCE COMPARISON

                                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  RUSSELL 3000          USAA BALANCED          LIPPER BALANCED          LEHMAN BROTHERS U.S.
                     INDEX              STRATEGY FUND            FUNDS INDEX            AGGREGATE BOND INDEX
                  ------------          -------------          ---------------          --------------------
05/31/96           $10,000.00            $10,000.00              $10,000.00                  $10,000.00
06/30/96             9,967.71             10,010.35               10,032.97                   10,134.29
07/31/96             9,445.92              9,683.71                9,774.78                   10,162.02
08/31/96             9,732.47              9,914.28                9,929.13                   10,144.99
09/30/96            10,262.17             10,317.98               10,297.42                   10,321.79
10/31/96            10,449.76             10,559.96               10,515.29                   10,550.43
11/30/96            11,186.86             11,031.34               11,005.35                   10,731.14
12/31/96            11,052.13             11,011.47               10,873.54                   10,631.37
01/31/97            11,663.73             11,285.29               11,209.79                   10,663.92
02/28/97            11,676.47             11,353.74               11,251.39                   10,690.45
03/31/97            11,148.11             11,157.47               10,924.38                   10,571.98
04/30/97            11,697.24             11,393.82               11,252.79                   10,730.24
05/31/97            12,496.15             11,925.60               11,713.59                   10,831.67
06/30/97            13,015.64             12,250.79               12,101.88                   10,960.24
07/31/97            14,036.00             12,884.18               12,791.20                   11,255.80
08/31/97            13,466.72             12,613.46               12,385.73                   11,159.79
09/30/97            14,230.33             13,024.83               12,879.42                   11,324.38
10/31/97            13,752.34             12,762.31               12,644.91                   11,488.67
11/30/97            14,278.89             12,994.54               12,877.18                   11,541.57
12/31/97            14,564.91             13,109.25               13,080.62                   11,657.77
01/31/98            14,640.39             13,088.67               13,173.57                   11,807.44
02/28/98            15,687.69             13,613.46               13,696.59                   11,798.55
03/31/98            16,465.19             14,025.17               14,115.40                   11,839.09
04/30/98            16,627.08             14,087.27               14,214.27                   11,900.88
05/31/98            16,216.77             13,932.01               14,070.56                   12,013.77
06/30/98            16,765.11             13,939.60               14,330.03                   12,115.66
07/31/98            16,460.70             13,447.59               14,162.15                   12,141.43
08/31/98            13,939.14             12,129.20               12,942.07                   12,339.03
09/30/98            14,890.00             12,328.09               13,500.67                   12,627.96
10/31/98            16,020.24             13,007.68               14,005.75                   12,561.19
11/30/98            17,000.07             13,676.65               14,518.40                   12,632.48
12/31/98            18,080.56             14,248.56               15,054.02                   12,670.46
01/31/99            18,694.79             14,760.49               15,294.75                   12,760.90
02/28/99            18,032.61             14,429.87               14,927.11                   12,538.13
03/31/99            18,694.27             15,090.69               15,295.57                   12,607.61
04/30/99            19,538.10             15,315.28               15,796.58                   12,647.55
05/31/99            19,166.76             14,994.43               15,553.00                   12,536.77
06/30/99            20,135.37             15,723.45               15,983.01                   12,496.83
07/31/99            19,524.82             15,433.47               15,684.09                   12,443.63
08/31/99            19,302.81             15,401.25               15,519.52                   12,437.30
09/30/99            18,809.45             15,154.36               15,320.68                   12,581.69
10/31/99            19,989.30             15,844.67               15,764.28                   12,628.11
11/30/99            20,548.72             16,189.82               15,933.90                   12,627.21
12/31/99            21,859.89             16,941.66               16,405.37                   12,566.32
01/31/00            21,002.96             16,497.53               15,993.24                   12,525.17
02/29/00            21,197.63             16,465.04               15,954.71                   12,676.64
03/31/00            22,858.22             17,385.33               16,894.11                   12,843.64
04/30/00            22,052.69             16,885.19               16,584.51                   12,806.87
05/31/00            21,433.30             16,591.63               16,428.46                   12,800.99
06/30/00            22,067.89             16,961.58               16,690.68                   13,067.31
07/31/00            21,677.84             16,757.93               16,645.19                   13,185.93
08/31/00            23,285.52             17,413.53               17,388.17                   13,377.04
09/30/00            22,231.20             16,827.52               17,022.24                   13,461.14
10/31/00            21,914.67             16,654.04               17,007.18                   13,550.22
11/30/00            19,894.76             15,879.16               16,389.83                   13,771.78
12/31/00            20,229.09             16,179.80               16,797.19                   14,027.25
01/31/01            20,921.10             17,377.01               17,153.68                   14,256.65
02/28/01            19,009.58             16,970.19               16,487.83                   14,380.84
03/31/01            17,770.43             16,691.82               15,955.38                   14,453.04
04/30/01            19,195.53             17,393.65               16,624.98                   14,393.05
05/31/01            19,349.70             17,814.75               16,773.05                   14,479.86
06/30/01            18,992.91             17,652.33               16,516.05                   14,534.58
07/31/01            18,679.89             17,899.63               16,504.10                   14,859.53
08/31/01            17,577.10             17,534.57               16,034.41                   15,029.69
09/30/01            16,026.36             16,418.28               15,263.86                   15,204.83
10/31/01            16,399.23             16,749.96               15,519.32                   15,523.00
11/30/01            17,662.35             17,745.01               16,137.20                   15,308.98
12/31/01            17,911.30             17,953.53               16,253.58                   15,211.76
01/31/02            17,686.70             17,791.45               16,111.02                   15,334.90
02/28/02            17,325.02             17,454.82               16,001.55                   15,483.51
03/31/02            18,084.64             17,954.02               16,351.42                   15,225.93
04/30/02            17,135.84             17,665.65               15,959.03                   15,521.19
05/31/02            16,937.31             17,803.57               15,951.58                   15,653.07
06/30/02            15,718.09             16,801.32               15,271.07                   15,788.42
07/31/02            14,468.45             15,980.82               14,488.38                   15,978.93
08/31/02            14,536.80             16,144.92               14,637.02                   16,248.72
09/30/02            13,009.41             15,423.90               13,763.14                   16,511.88
10/31/02            14,045.30             15,931.68               14,336.84                   16,436.67
11/30/02            14,895.20             16,629.88               14,918.46                   16,432.30
12/31/02            14,053.10             16,139.24               14,516.33                   16,771.72
01/31/03            13,709.23             15,842.27               14,298.88                   16,786.04
02/28/03            13,483.69             15,777.72               14,191.65                   17,018.30
03/31/03            13,625.48             15,828.42               14,249.56                   17,005.18
04/30/03            14,738.11             16,593.90               15,020.69                   17,145.50
05/31/03            15,627.76             17,320.45               15,685.04                   17,465.18
06/30/03            15,838.66             17,519.69               15,803.97                   17,430.52
07/31/03            16,202.00             17,610.94               15,840.60                   16,844.51
08/31/03            16,561.04             17,858.62               16,108.02                   16,956.35
09/30/03            16,381.24             17,849.64               16,128.46                   17,405.19
10/31/03            17,372.62             18,543.22               16,660.57                   17,242.87
11/30/03            17,611.91             18,739.51               16,808.08                   17,284.16
12/31/03            18,417.47             19,268.15               17,410.32                   17,460.05
01/31/04            18,801.68             19,478.30               17,670.30                   17,600.53
02/29/04            19,054.97             19,740.98               17,911.13                   17,791.04
03/31/04            18,828.78             19,591.54               17,825.69                   17,924.27
04/30/04            18,439.47             19,235.81               17,451.07                   17,457.94
05/31/04            18,707.46             19,367.56               17,528.12                   17,388.01
06/30/04            19,079.26             19,747.43               17,802.17                   17,486.28
07/31/04            18,357.77             19,258.37               17,467.03                   17,659.61
08/31/04            18,433.37             19,284.81               17,573.28                   17,996.47
09/30/04            18,716.73             19,512.39               17,834.35                   18,045.30
10/31/04            19,024.14             19,684.83               18,027.21                   18,196.63
11/30/04            19,908.50             20,255.21               18,512.80                   18,051.48
12/31/04            20,617.87             20,820.44               18,974.93                   18,217.57
01/31/05            20,068.72             20,537.45               18,730.49                   18,331.97
02/28/05            20,510.50             20,753.06               18,995.48                   18,223.75
03/31/05            20,163.58             20,500.60               18,733.95                   18,130.16
04/30/05            19,725.50             20,297.63               18,508.83                   18,375.53
05/31/05            20,472.92             20,852.43               18,933.25                   18,574.33
06/30/05            20,615.94             20,956.22               19,069.31                   18,675.61
07/31/05            21,461.71             21,445.47               19,493.06                   18,505.60
08/31/05            21,257.12             21,527.01               19,549.44                   18,742.84
09/30/05            21,443.09             21,539.84               19,626.95                   18,549.76
10/31/05            21,041.49             21,103.03               19,318.78                   18,402.96
11/30/05            21,861.63             21,608.09               19,787.79                   18,484.35
12/31/05            21,879.62             21,726.91               19,961.11                   18,660.09
01/31/06            22,610.64             22,100.77               20,437.60                   18,661.15
02/28/06            22,650.84             22,043.25               20,412.03                   18,723.09
03/31/06            23,042.38             22,116.25               20,610.79                   18,539.36
04/30/06            23,292.36             22,246.43               20,835.52                   18,505.75
05/31/06            22,546.63             21,653.38               20,422.40                   18,486.01

                                                 [END CHART]

                        DATA FROM 5/31/96 THROUGH 5/31/06.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

14

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

            The graph on page 13 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

            o The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

            o The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

            o The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

  . . . C O N T I N U E D
========================--------------------------------------------------------

------------------------------------------------------
                  TOP 5 EQUITY HOLDINGS
                    (% of Net Assets)
------------------------------------------------------

iShares Trust*                                   8.1%

Bank of America Corp.                            0.8%

Altria Group, Inc.                               0.7%

Citigroup, Inc.                                  0.6%

Google, Inc. "A"                                 0.6%

------------------------------------------------------

*PURSUANT TO A SECURITIES AND EXCHANGE COMMISSION (SEC) EXEMPTIVE ORDER AND A
 RELATED AGREEMENT WITH ISHARES TRUST (ISHARES), THE FUND MAY INVEST IN ISHARES IN AMOUNTS EXCEEDING LIMITS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 THAT WOULD OTHERWISE BE APPLICABLE.

-----------------------------------------------------------------------------
                         TOP 5 FIXED-INCOME HOLDINGS
                              (% of Net Assets)
-----------------------------------------------------------------------------

Consumers Funding, LLC, Series 2001-1, Class A5                          0.6%

Berkshire Hathaway Finance Corp., Senior Notes                           0.5%

Freddie Mac Series 2389 VH                                               0.5%

Oglethorpe Power Corp., Secured Series Facility Bonds                    0.4%

Prudential Holdings, LLC, Bonds                                          0.4%

-----------------------------------------------------------------------------

                                ASSET ALLOCATION
                                     5/31/06

                [PIE CHART OF ASSET ALLOCATION]

Equity Securities                                         59.5%
Bonds                                                     38.8%
Other*                                                     8.1%

                          [END CHART]

            *INCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS
             PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED.

             PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL
             100%.

             YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-42.

16

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA BALANCED STRATEGY FUND

            The following federal tax information related to the Fund's fiscal year ended May 31, 2006, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2007.

            For the year ended May 31, 2006, the Fund distributed long-term realized capital gains of $0.523155 per share.

            Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $4,242,000.

            21.24% of ordinary income distributions qualify for dividends-received deductions eligible to corporations.

            For the fiscal year ended May 31, 2006, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $10,370,000 as qualifying interest income.

            The Fund has designated a portion of the amount paid to redeeming shareholders, in the amount of $2,257,000, as a long-term capital gain distribution for tax purposes.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Balanced Strategy Fund (a portfolio of USAA Investment Trust) (the "Fund"), including the portfolio of investments, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period presented through May 31, 2002, were audited by other auditors whose report, dated July 5, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 14, 2006

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (59.5%)

             COMMON STOCKS (50.0%)

             AEROSPACE & DEFENSE (1.2%)
    8,500    Boeing Co.                                                                                             $    708
   34,300    Goodrich Corp.                                                                                            1,462
   22,700    Honeywell International, Inc.                                                                               935
   12,600    Lockheed Martin Corp.                                                                                       913
   41,425    Precision Castparts Corp.                                                                                 2,387
   15,900    United Technologies Corp.                                                                                   994
                                                                                                                    --------
                                                                                                                       7,399
                                                                                                                    --------
             AGRICULTURAL PRODUCTS (0.3%)
   47,750    Archer-Daniels-Midland Co.                                                                                1,985
                                                                                                                    --------
             AIR FREIGHT & LOGISTICS (0.5%)
   28,875    C.H. Robinson Worldwide, Inc.                                                                             1,272
   22,325    Expeditors International of Washington, Inc.                                                              2,198
                                                                                                                    --------
                                                                                                                       3,470
                                                                                                                    --------
             APPAREL RETAIL (0.1%)
    7,400    Abercrombie & Fitch Co. "A"                                                                                 428
    1,500    Christopher & Banks Corp.                                                                                    40
   12,575    Jos. A. Bank Clothiers, Inc.*                                                                               457
                                                                                                                    --------
                                                                                                                         925
                                                                                                                    --------
             APPLICATION SOFTWARE (0.3%)
   30,200    Adobe Systems, Inc.*                                                                                        865
   12,600    Amdocs Ltd. (United Kingdom)*                                                                               472
    7,900    Autodesk, Inc.*                                                                                             287
    6,200    Intuit, Inc.*                                                                                               343
                                                                                                                    --------
                                                                                                                       1,967
                                                                                                                    --------
             ASSET MANAGEMENT & CUSTODY BANKS (1.7%)
   20,950    Affiliated Managers Group, Inc.(g)*                                                                       1,890
   13,450    BlackRock, Inc. "A"                                                                                       1,802
   32,725    Northern Trust Corp.                                                                                      1,830
   19,200    Nuveen Investments, Inc. "A"                                                                                862
   42,725    State Street Corp.                                                                                        2,653
   23,750    T. Rowe Price Group, Inc.                                                                                 1,879
                                                                                                                    --------
                                                                                                                      10,916
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             AUTOMOBILE MANUFACTURERS (0.1%)
   21,300    Winnebago Industries, Inc.(g)                                                                          $    604
                                                                                                                    --------
             AUTOMOTIVE RETAIL (0.0%)(o)
    9,300    O'Reilly Automotive, Inc.*                                                                                  295
                                                                                                                    --------
             BIOTECHNOLOGY (1.0%)
   15,400    Alkermes, Inc.*                                                                                             305
   14,600    Amgen, Inc.*                                                                                                987
   31,000    Genentech, Inc.*                                                                                          2,572
   43,400    Gilead Sciences, Inc.*                                                                                    2,488
                                                                                                                    --------
                                                                                                                       6,352
                                                                                                                    --------
             BROADCASTING & CABLE TV (0.3%)
   43,900    CBS Corp. "B"                                                                                             1,138
   14,800    Univision Communications, Inc. "A"*                                                                         532
                                                                                                                    --------
                                                                                                                       1,670
                                                                                                                    --------
             CASINOS & GAMING (0.7%)
   46,800    GTECH Holdings Corp.                                                                                      1,617
   24,325    Las Vegas Sands Corp.*                                                                                    1,717
   21,700    Penn National Gaming, Inc.*                                                                                 834
    2,800    Scientific Games Corp. "A"*                                                                                 107
    4,600    Shuffle Master, Inc.*                                                                                       168
                                                                                                                    --------
                                                                                                                       4,443
                                                                                                                    --------
             CATALOG RETAIL (0.3%)
   71,125    Coldwater Creek, Inc.*                                                                                    1,828
                                                                                                                    --------
             COAL & CONSUMABLE FUELS (0.2%)
    8,900    Cameco Corp. (Canada)                                                                                       369
   13,100    Peabody Energy Corp.                                                                                        817
                                                                                                                    --------
                                                                                                                       1,186
                                                                                                                    --------
             COMMODITY CHEMICALS (0.1%)
   30,500    Lyondell Chemical Co.                                                                                       738
                                                                                                                    --------
             COMMUNICATIONS EQUIPMENT (2.2%)
  161,700    Cisco Systems, Inc.*                                                                                      3,182
  150,700    Corning, Inc.*                                                                                            3,655

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
   10,300    Foundry Networks, Inc.*                                                                                $    132
  139,600    Nokia Corp. ADR (Finland)                                                                                 2,997
   81,000    QUALCOMM, Inc.                                                                                            3,662
                                                                                                                    --------
                                                                                                                      13,628
                                                                                                                    --------
             COMPUTER & ELECTRONICS RETAIL (0.3%)
   67,175    Circuit City Stores, Inc.                                                                                 2,019
                                                                                                                    --------
             COMPUTER HARDWARE (0.5%)
   47,400    Apple Computer, Inc.*                                                                                     2,833
    8,100    Avid Technology, Inc.*                                                                                      319
                                                                                                                    --------
                                                                                                                       3,152
                                                                                                                    --------
             COMPUTER STORAGE & PERIPHERALS (0.9%)
   47,700    EMC Corp.*                                                                                                  611
   72,625    Network Appliance, Inc.*                                                                                  2,324
   16,300    QLogic Corp.*                                                                                               291
   46,050    SanDisk Corp.*                                                                                            2,591
                                                                                                                    --------
                                                                                                                       5,817
                                                                                                                    --------
             CONSTRUCTION & ENGINEERING (0.1%)
   10,200    Fluor Corp.                                                                                                 894
                                                                                                                    --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
   26,925    Caterpillar, Inc.                                                                                         1,964
    6,800    Oshkosh Truck Corp.                                                                                         360
    3,400    Terex Corp.*                                                                                                311
                                                                                                                    --------
                                                                                                                       2,635
                                                                                                                    --------
             CONSTRUCTION MATERIALS (0.0%)(o)
    2,900    Martin Marietta Materials, Inc.                                                                             265
                                                                                                                    --------
             CONSUMER FINANCE (0.8%)
   22,300    Capital One Financial Corp.                                                                               1,846
    5,900    Doral Financial Corp.                                                                                        45
   22,800    First Marblehead Corp.                                                                                    1,034
   38,000    SLM Corp.                                                                                                 2,043
                                                                                                                    --------
                                                                                                                       4,968
                                                                                                                    --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.7%)
   12,500    Alliance Data Systems Corp.*                                                                                663
   49,125    CheckFree Corp.*                                                                                          2,453

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
    4,900    DST Systems, Inc.*                                                                                     $    288
   13,300    First Data Corp.                                                                                            613
   15,100    Mastercard, Inc. "A"*                                                                                       679
                                                                                                                    --------
                                                                                                                       4,696
                                                                                                                    --------
             DEPARTMENT STORES (0.5%)
    8,300    Federated Department Stores, Inc.                                                                           605
   43,750    Nordstrom, Inc.                                                                                           1,611
    8,025    Sears Holdings Corp.*                                                                                     1,219
                                                                                                                    --------
                                                                                                                       3,435
                                                                                                                    --------
             DISTRIBUTORS (0.1%)
   21,100    Genuine Parts Co.                                                                                           909
                                                                                                                    --------
             DIVERSIFIED BANKS (0.3%)
   26,300    Wells Fargo & Co.                                                                                         1,746
                                                                                                                    --------
             DIVERSIFIED CAPITAL MARKETS (0.1%)
    6,800    UBS AG (Switzerland)                                                                                        770
                                                                                                                    --------
             DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.3%)
   15,800    Corporate Executive Board Co.                                                                             1,607
                                                                                                                    --------
             DIVERSIFIED METALS & MINING (0.4%)
   23,250    Phelps Dodge Corp.                                                                                        1,992
    2,000    Rio Tinto plc ADR (United Kingdom)                                                                          444
                                                                                                                    --------
                                                                                                                       2,436
                                                                                                                    --------
             EDUCATIONAL SERVICES (0.1%)
    7,500    Career Education Corp.*                                                                                     244
    3,000    ITT Educational Services, Inc.*                                                                             195
                                                                                                                    --------
                                                                                                                         439
                                                                                                                    --------
             ELECTRIC UTILITIES (0.5%)
   30,900    Entergy Corp.                                                                                             2,166
   31,000    Pinnacle West Capital Corp.                                                                               1,221
                                                                                                                    --------
                                                                                                                       3,387
                                                                                                                    --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
  122,600    American Power Conversion Corp.                                                                           2,413
   18,100    Emerson Electric Co.                                                                                      1,493
                                                                                                                    --------
                                                                                                                       3,906
                                                                                                                    --------

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT MANUFACTURERS (0.1%)
    7,800    Amphenol Corp. "A"                                                                                     $    433
                                                                                                                    --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
   27,800    Waste Management, Inc.                                                                                    1,018
                                                                                                                    --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
   18,500    Monsanto Co.                                                                                              1,557
                                                                                                                    --------
             FOOD RETAIL (0.4%)
   39,200    Whole Foods Market, Inc.                                                                                  2,548
                                                                                                                    --------
             GENERAL MERCHANDISE STORES (0.3%)
   45,600    Dollar General Corp.                                                                                        743
   49,100    Family Dollar Stores, Inc.                                                                                1,227
                                                                                                                    --------
                                                                                                                       1,970
                                                                                                                    --------
             GOLD (0.1%)
    5,100    Freeport-McMoRan Copper & Gold, Inc. "B"                                                                    285
    7,800    Newmont Mining Corp.                                                                                        407
                                                                                                                    --------
                                                                                                                         692
                                                                                                                    --------
             HEALTH CARE DISTRIBUTORS (0.0%)(o)
    6,900    Patterson Companies, Inc.*                                                                                  236
                                                                                                                    --------
             HEALTH CARE EQUIPMENT (1.3%)
   47,800    Baxter International, Inc.                                                                                1,802
    5,900    Biomet, Inc.                                                                                                208
   27,600    Hillenbrand Industries, Inc.                                                                              1,395
   14,450    Intuitive Surgical, Inc.*                                                                                 1,608
    8,700    Kinetic Concepts, Inc.*                                                                                     338
   25,400    Medtronic, Inc.                                                                                           1,282
   31,050    ResMed, Inc.*                                                                                             1,412
                                                                                                                    --------
                                                                                                                       8,045
                                                                                                                    --------
             HEALTH CARE FACILITIES (0.6%)
  227,600    HEALTHSOUTH Corp.*                                                                                          985
   59,700    Service Corp. International                                                                                 477
   30,500    Triad Hospitals, Inc.*                                                                                    1,229
   18,700    Universal Health Services, Inc. "B"                                                                         949
                                                                                                                    --------
                                                                                                                       3,640
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE SERVICES (0.8%)
    5,700    Amedisys, Inc.*                                                                                        $    204
   45,900    DaVita, Inc.*                                                                                             2,431
   20,900    Express Scripts, Inc.*                                                                                    1,531
   13,300    Medco Health Solutions, Inc.*                                                                               717
    7,600    Omnicare, Inc.                                                                                              352
                                                                                                                    --------
                                                                                                                       5,235
                                                                                                                    --------
             HEALTH CARE SUPPLIES (0.0%)(o)
    3,000    Cooper Companies, Inc.                                                                                      142
                                                                                                                    --------
             HOME IMPROVEMENT RETAIL (0.4%)
    9,700    Lowe's Companies, Inc.                                                                                      604
   33,400    Sherwin-Williams Co.                                                                                      1,616
                                                                                                                    --------
                                                                                                                       2,220
                                                                                                                    --------
             HOMEBUILDING (0.1%)
   14,400    D.R. Horton, Inc.                                                                                           380
                                                                                                                    --------
             HOTELS, RESORTS, & CRUISE LINES (0.7%)
   25,200    Carnival Corp.                                                                                            1,006
   29,600    Royal Caribbean Cruises Ltd.                                                                              1,127
   40,750    Starwood Hotels and Resorts, Inc.                                                                         2,490
                                                                                                                    --------
                                                                                                                       4,623
                                                                                                                    --------
             HOUSEHOLD APPLIANCES (0.8%)
   66,200    Stanley Works                                                                                             3,214
   17,600    Whirlpool Corp.                                                                                           1,583
                                                                                                                    --------
                                                                                                                       4,797
                                                                                                                    --------
             HOUSEHOLD PRODUCTS (0.2%)
   22,100    Procter & Gamble Co.                                                                                      1,199
                                                                                                                    --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.4%)
   54,200    Monster Worldwide, Inc.*                                                                                  2,649
                                                                                                                    --------
             INDUSTRIAL CONGLOMERATES (0.7%)
   13,800    3M Co.                                                                                                    1,155
   42,000    General Electric Co.                                                                                      1,439
   11,100    Textron, Inc.                                                                                             1,009
   22,800    Tyco International Ltd.                                                                                     618
                                                                                                                    --------
                                                                                                                       4,221
                                                                                                                    --------

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL MACHINERY (0.5%)
   43,400    Illinois Tool Works, Inc.                                                                              $  2,155
   22,700    ITT Industries, Inc.                                                                                      1,184
                                                                                                                    --------
                                                                                                                       3,339
                                                                                                                    --------
             INDUSTRIAL REITs (0.1%)
   11,700    First Industrial Realty Trust, Inc.                                                                         433
                                                                                                                    --------
             INSURANCE BROKERS (0.2%)
   44,000    Willis Group Holdings Ltd. (United Kingdom)                                                               1,529
                                                                                                                    --------
             INTEGRATED OIL & GAS (2.1%)
   28,200    BP plc ADR (United Kingdom)                                                                               1,994
   16,300    Chevron Corp.                                                                                               975
   60,600    ConocoPhillips                                                                                            3,835
   23,200    Exxon Mobil Corp.                                                                                         1,413
   13,400    Marathon Oil Corp.                                                                                        1,006
   15,000    Murphy Oil Corp.                                                                                            791
   30,200    Occidental Petroleum Corp.                                                                                2,992
                                                                                                                    --------
                                                                                                                      13,006
                                                                                                                    --------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
    6,500    NeuStar, Inc. "A"*                                                                                          209
   77,000    Verizon Communications, Inc.                                                                              2,403
                                                                                                                    --------
                                                                                                                       2,612
                                                                                                                    --------
             INTERNET SOFTWARE & SERVICES (0.9%)
   62,775    Akamai Technologies, Inc.*                                                                                1,964
   10,400    Google, Inc. "A"*                                                                                         3,867
                                                                                                                    --------
                                                                                                                       5,831
                                                                                                                    --------
             INVESTMENT BANKING & BROKERAGE (2.3%)
    9,625    Bear Stearns Companies, Inc.                                                                              1,287
   95,600    E*TRADE Financial Corp.*                                                                                  2,320
   21,250    Goldman Sachs Group, Inc.                                                                                 3,208
   23,650    Investment Technology Group, Inc.*                                                                        1,119
   37,700    Lazard Ltd. "A" (Bermuda)(g)                                                                              1,496
   46,200    Lehman Brothers Holdings, Inc.                                                                            3,077
   10,600    Merrill Lynch & Co., Inc.                                                                                   768
   72,350    TD Ameritrade Holding Corp.                                                                               1,230
                                                                                                                    --------
                                                                                                                      14,505
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             IT CONSULTING & OTHER SERVICES (0.4%)
   11,900    Accenture Ltd. "A"                                                                                     $    335
   35,100    Cognizant Technology Solutions Corp. "A"*                                                                 2,071
                                                                                                                    --------
                                                                                                                       2,406
                                                                                                                    --------
             LEISURE PRODUCTS (0.4%)
   25,900    Brunswick Corp.                                                                                             931
  113,100    Mattel, Inc.                                                                                              1,901
                                                                                                                    --------
                                                                                                                       2,832
                                                                                                                    --------
             LIFE SCIENCES TOOLS & SERVICES (0.1%)
    3,600    Applera Corp. - Applied Biosystems Group                                                                    106
    5,400    Fisher Scientific International, Inc.*                                                                      401
    6,000    Waters Corp.*                                                                                               250
                                                                                                                    --------
                                                                                                                         757
                                                                                                                    --------
             MANAGED HEALTH CARE (1.0%)
    5,200    Aetna, Inc.                                                                                                 200
   26,750    Coventry Health Care, Inc.*                                                                               1,398
    9,500    Health Net, Inc.*                                                                                           409
   17,100    UnitedHealth Group, Inc.                                                                                    752
   47,800    WellPoint, Inc.*                                                                                          3,421
                                                                                                                    --------
                                                                                                                       6,180
                                                                                                                    --------
             MOVIES & ENTERTAINMENT (0.2%)
   38,500    Time Warner, Inc.                                                                                           662
   11,200    Viacom, Inc. "B"*                                                                                           423
                                                                                                                    --------
                                                                                                                       1,085
                                                                                                                    --------
             MULTI-LINE INSURANCE (0.8%)
   32,700    American International Group, Inc.                                                                        1,988
   35,675    Hartford Financial Services Group, Inc.                                                                   3,137
                                                                                                                    --------
                                                                                                                       5,125
                                                                                                                    --------
             MULTI-UTILITIES (1.1%)
   54,700    CenterPoint Energy, Inc.(g)                                                                                 656
   21,400    Dominion Resources, Inc.                                                                                  1,553
   71,000    Duke Energy Corp.                                                                                         2,004
   29,700    MDU Resources Group, Inc.                                                                                 1,054
   80,000    Xcel Energy, Inc.                                                                                         1,501
                                                                                                                    --------
                                                                                                                       6,768
                                                                                                                    --------
             OFFICE REITs (0.1%)
   86,500    American Financial Realty Trust                                                                             856
                                                                                                                    --------

26

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             OIL & GAS DRILLING (0.1%)
   17,100    Patterson-UTI Energy, Inc.                                                                             $    511
                                                                                                                    --------
             OIL & GAS EQUIPMENT & SERVICES (0.7%)
   21,075    Baker Hughes, Inc.                                                                                        1,819
   25,000    National-Oilwell Varco, Inc.*                                                                             1,652
   12,800    Schlumberger Ltd.                                                                                           839
                                                                                                                    --------
                                                                                                                       4,310
                                                                                                                    --------
             OIL & GAS EXPLORATION & PRODUCTION (1.2%)
   11,200    Anadarko Petroleum Corp.                                                                                    556
   29,600    Chesapeake Energy Corp.                                                                                     906
        1    Hugoton Royalty Trust                                                                                         -
   36,800    Noble Energy, Inc.                                                                                        1,599
   52,650    Southwestern Energy Co.*                                                                                  1,701
   28,725    Ultra Petroleum Corp.*                                                                                    1,653
    5,700    Woodside Petroleum Ltd. ADR (Australia)                                                                     190
   31,750    XTO Energy, Inc.                                                                                          1,309
                                                                                                                    --------
                                                                                                                       7,914
                                                                                                                    --------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
   37,800    El Paso Corp.                                                                                               589
                                                                                                                    --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.4%)
  100,700    Bank of America Corp.                                                                                     4,874
   81,039    Citigroup, Inc.                                                                                           3,995
                                                                                                                    --------
                                                                                                                       8,869
                                                                                                                    --------
             PACKAGED FOODS & MEAT (0.2%)
   44,000    ConAgra Foods, Inc.                                                                                         994
    6,200    General Mills, Inc.                                                                                         322
                                                                                                                    --------
                                                                                                                       1,316
                                                                                                                    --------
             PHARMACEUTICALS (1.7%)
   13,500    Abbott Laboratories                                                                                         576
    6,300    Biovail Corp. (Canada)                                                                                      155
   65,400    Bristol-Myers Squibb Co.                                                                                  1,605
   11,900    Eisai Co. Ltd. ADR (Japan)                                                                                  541
   12,600    Eli Lilly and Co.                                                                                           651
  103,300    Pfizer, Inc.                                                                                              2,444
   20,600    Sanofi-Aventis ADR (France)                                                                                 974
  121,400    Schering-Plough Corp.                                                                                     2,314

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
   46,900    Valeant Pharmaceuticals International                                                                  $    807
   18,300    Wyeth                                                                                                       837
                                                                                                                    --------
                                                                                                                      10,904
                                                                                                                    --------
             PROPERTY & CASUALTY INSURANCE (1.2%)
   15,500    ACE Ltd.                                                                                                    802
   40,400    Allstate Corp.                                                                                            2,222
   40,400    Axis Capital Holdings Ltd.                                                                                1,059
    9,700    Chubb Corp.                                                                                                 490
   12,500    W.R. Berkley Corp.                                                                                          430
   40,400    XL Capital Ltd. "A"                                                                                       2,557
                                                                                                                    --------
                                                                                                                       7,560
                                                                                                                    --------
             PUBLISHING (0.2%)
   19,200    Gannett Co., Inc.                                                                                         1,037
                                                                                                                    --------
             RAILROADS (0.3%)
   24,200    Burlington Northern Santa Fe Corp.                                                                        1,873
                                                                                                                    --------
             REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
   35,525    CB Richard Ellis Group, Inc. "A"*                                                                         2,748
   15,000    Jones Lang LaSalle, Inc.                                                                                  1,193
                                                                                                                    --------
                                                                                                                       3,941
                                                                                                                    --------
             REGIONAL BANKS (0.4%)
    7,700    PNC Financial Services Group, Inc.                                                                          531
   53,300    South Financial Group, Inc.                                                                               1,479
   26,100    TCF Financial Corp.                                                                                         697
                                                                                                                    --------
                                                                                                                       2,707
                                                                                                                    --------
             RESTAURANTS (1.3%)
   30,375    Chipotle Mexican Grill, Inc. "A"*                                                                         1,755
    8,200    RARE Hospitality International, Inc.*                                                                       252
   70,075    Starbucks Corp.*                                                                                          2,498
   80,475    Tim Hortons, Inc. (Canada)(g)*                                                                            2,128
   25,675    Wendy's International, Inc.                                                                               1,548
                                                                                                                    --------
                                                                                                                       8,181
                                                                                                                    --------
             RETAIL REITs (0.1%)
    6,500    Simon Property Group, Inc.                                                                                  518
                                                                                                                    --------

28

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTOR EQUIPMENT (0.2%)
    5,000    Lam Research Corp.*                                                                                    $    224
    7,000    MEMC Electronic Materials, Inc.*                                                                            245
   18,100    Varian Semiconductor Equipment Associates, Inc.*                                                            560
                                                                                                                    --------
                                                                                                                       1,029
                                                                                                                    --------
             SEMICONDUCTORS (0.2%)
   16,900    Analog Devices, Inc.                                                                                        570
   14,200    Microchip Technology, Inc.                                                                                  487
                                                                                                                    --------
                                                                                                                       1,057
                                                                                                                    --------
             SOFT DRINKS (0.6%)
   14,625    Hansen Natural Corp.(g)*                                                                                  2,704
   17,900    PepsiCo, Inc.                                                                                             1,082
                                                                                                                    --------
                                                                                                                       3,786
                                                                                                                    --------
             SPECIALIZED CONSUMER SERVICES (0.2%)
   47,400    H&R Block, Inc.                                                                                           1,078
                                                                                                                    --------
             SPECIALIZED FINANCE (0.6%)
    4,700    Chicago Mercantile Exchange Holdings, Inc.                                                                2,074
   22,975    IntercontinentalExchange, Inc.*                                                                           1,280
   15,000    Nasdaq Stock Market, Inc.*                                                                                  456
                                                                                                                    --------
                                                                                                                       3,810
                                                                                                                    --------
             SPECIALTY STORES (0.4%)
   29,100    Michaels Stores, Inc.                                                                                     1,131
   32,400    Office Depot, Inc.*                                                                                       1,347
                                                                                                                    --------
                                                                                                                       2,478
                                                                                                                    --------
             STEEL (0.3%)
   18,100    Allegheny Technologies, Inc.(g)                                                                           1,152
   12,500    Companhia Vale Do Rio Doce ADR (Brazil)                                                                     582
                                                                                                                    --------
                                                                                                                       1,734
                                                                                                                    --------
             SYSTEMS SOFTWARE (0.2%)
   61,000    Microsoft Corp.                                                                                           1,382
                                                                                                                    --------
             TECHNOLOGY DISTRIBUTORS (0.3%)
    3,200    CDW Corp.                                                                                                   179
   41,900    Tech Data Corp.*                                                                                          1,521
                                                                                                                    --------
                                                                                                                       1,700
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE (1.4%)
    8,800    Golden West Financial Corp.                                                                            $    643
    7,000    IndyMac Bancorp, Inc.                                                                                       321
   20,900    MGIC Investment Corp.                                                                                     1,377
   84,300    New York Community Bancorp, Inc.                                                                          1,404
   45,700    People's Bank                                                                                             1,505
   24,800    Radian Group, Inc.                                                                                        1,516
   51,000    Washington Mutual, Inc.                                                                                   2,341
                                                                                                                    --------
                                                                                                                       9,107
                                                                                                                    --------
             TOBACCO (2.1%)
   57,700    Altria Group, Inc.                                                                                        4,175
   42,400    Imperial Tobacco Group plc ADR (United Kingdom)                                                           2,609
   41,400    Loews Corp. - Carolina Group                                                                              1,923
   14,000    Reynolds American, Inc.                                                                                   1,539
   64,700    UST, Inc.                                                                                                 2,847
                                                                                                                    --------
                                                                                                                      13,093
                                                                                                                    --------
             TRADING COMPANIES & DISTRIBUTORS (0.0%)(o)
    4,200    Fastenal Co.                                                                                                181
                                                                                                                    --------
             TRUCKING (0.3%)
    3,500    Con-Way, Inc.                                                                                               207
   28,200    Ryder System, Inc.                                                                                        1,523
                                                                                                                    --------
                                                                                                                       1,730
                                                                                                                    --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
   46,252    Sprint Nextel Corp.                                                                                         981
    3,100    Syniverse Holdings, Inc.*                                                                                    51
                                                                                                                    --------
                                                                                                                       1,032
                                                                                                                    --------
             Total common stocks (cost: $305,756)                                                                    316,783
                                                                                                                    --------
             PREFERRED SECURITIES (1.3%)

             ELECTRIC UTILITIES (0.2%)
   10,000    Southern California Edison Co., Series A, 5.35%, perpetual(j)                                               985
                                                                                                                    --------
             LIFE & HEALTH INSURANCE (0.2%)
   40,000    Aegon N.V., 6.38% (Netherlands)                                                                             946
                                                                                                                    --------

30

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                                                                                                                      MARKET
   NUMBER                                                                                                              VALUE
OF SHARES    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             OFFICE REITs (0.2%)
   60,000    Duke Realty Corp., Series M, 6.95%, perpetual                                                           $ 1,475
                                                                                                                    --------
             PROPERTY & CASUALTY INSURANCE (0.1%)
    7,500    Axis Capital Holdings Ltd., Series B, 7.50%, perpetual                                                      754
                                                                                                                    --------

PRINCIPAL
   AMOUNT
    (000)
---------
             REGIONAL BANKS (0.3%)
   $2,000    Farm Credit Bank of Texas, Series 1, 7.56%, perpetual(j)                                                  2,096
                                                                                                                    --------

   NUMBER
OF SHARES
---------
             REINSURANCE (0.3%)
   40,000    Endurance Specialty Holdings Ltd., 7.75%, Series A (Bermuda)                                                951
1,000,000    Swiss Re Capital I, L.P. (Switzerland), 6.85%, perpetual(a,j)                                               989
                                                                                                                    --------
                                                                                                                       1,940
                                                                                                                    --------
             Total preferred securities (cost: $8,393)                                                                 8,196
                                                                                                                    --------
             EXCHANGE-TRADED FUNDS (8.2%)
  402,100    iShares Trust, S&P 500 Index Fund(g)                                                                     51,296
    5,500    MidCap SPDR Trust Series 1                                                                                  771
                                                                                                                    --------
             Total exchange-traded funds (cost: $52,376)                                                              52,067
                                                                                                                    --------
             Total equity securities (cost: $366,525)                                                                377,046
                                                                                                                    --------

PRINCIPAL
   AMOUNT                                                                       COUPON
    (000)                                                                         RATE           MATURITY
---------                                                                       ------           --------
             BONDS (38.8%)

             CORPORATE OBLIGATIONS (25.2%)

             APPAREL & ACCESSORIES & LUXURY GOODS (0.3%)
  $ 1,000    Kellwood Co., Debentures                                             7.63%        10/15/2017                911
    1,000    Kellwood Co., Senior Notes                                           7.88          7/15/2009              1,006
                                                                                                                    --------
                                                                                                                       1,917
                                                                                                                    --------
             BREWERS (0.2%)
    1,000    Miller Brewing Co., Guaranteed Notes(a)                              4.25          8/15/2008                971
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             BROADCASTING & CABLE TV (0.4%)
  $ 1,000    Cox Communications, Inc., Notes                                      4.63%         6/01/2013           $    904
    1,000    Cox Enterprises, Inc., Notes(a)                                      8.00          2/15/2007              1,011
    1,000    Liberty Media Corp., Senior Notes(g)                                 5.70          5/15/2013                924
                                                                                                                    --------
                                                                                                                       2,839
                                                                                                                    --------
             CONSUMER FINANCE (1.4%)
    1,000    Ford Motor Credit Co., Senior Notes                                  4.95          1/15/2008                937
    1,000    Ford Motor Credit Co., Notes                                         7.00         10/01/2013                864
    1,000    General Motors Acceptance Corp., Notes                               6.13          8/28/2007                979
    1,000    General Motors Acceptance Corp., Notes(g)                            6.75         12/01/2014                909
    2,000    Household Finance Corp., Notes                                       6.38         10/15/2011              2,057
    1,000    HSBC Finance Corp., Notes                                            5.50          1/19/2016                958
    2,000    SLM Corp., Notes                                                     5.38          1/15/2013              1,956
                                                                                                                    --------
                                                                                                                       8,660
                                                                                                                    --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    1,750    Fiserv, Inc., Notes                                                  4.00          4/15/2008              1,693
                                                                                                                    --------
             DIVERSIFIED BANKS (0.6%)
    1,000    Emigrant Bancorp, Inc., Senior Notes(a)                              6.25          6/15/2014                969
    2,050    First Union Corp., Bonds                                             6.82          8/01/2026(c)           2,326
      636    U.S. Central Credit Union, Senior Notes                              2.70          9/30/2009                605
                                                                                                                    --------
                                                                                                                       3,900
                                                                                                                    --------
             DIVERSIFIED CHEMICALS (0.1%)
    1,000    ICI Wilmington, Inc., Notes                                          4.38         12/01/2008                967
                                                                                                                    --------
             DIVERSIFIED REITs (0.1%)
    1,000    Liberty Property, LP, Senior Notes                                   5.65          8/15/2014                966
                                                                                                                    --------
             ELECTRIC UTILITIES (3.8%)
    1,000    American Electric Power Co., Inc., Senior Notes                      4.71          8/16/2007                990
    1,000    Black Hills Corp., Notes                                             6.50          5/15/2013                991
    1,831    Cedar Brakes II, LLC, Senior Notes, Series C(a)                      9.88          9/01/2013              2,054
      868    Entergy Gulf States, Inc., First Mortgage Bonds                      6.20          7/01/2033                787
    1,000    Entergy Mississippi, Inc., First Mortgage Bonds                      5.15          2/01/2013                932
      950    FPL Energy National Wind, LLC, Secured Notes(a)                      5.61          3/10/2024                913
    2,000    Monongahela Power Co., Notes, Series A                               7.36          1/15/2010              2,101

32

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
  $ 1,000    Northern States Power Co., First Mortgage Bonds                      2.88%         8/01/2006           $    996
    2,681    Oglethorpe Power Corp., Secured Series Facility Bonds                6.97          6/30/2011              2,724
    2,000    Power Contract Financing, Senior Notes(a)                            6.26          2/01/2010              2,006
    1,000    PPL Capital Funding, Inc., Guaranteed Notes, Series A                4.33          3/01/2009                960
    1,000    PPL Energy Supply, LLC, Bonds, Series A                              5.70         10/15/2015                955
    1,000    Sempra Energy ESOP, Series 1999 (NBGA)(a)                            4.21         11/01/2014(q)             984
    2,000    Tristate General & Transport Association, Bonds(a)                   6.04          1/31/2018              1,969
    2,000    TXU Energy Co., LLC, Senior Notes                                    7.00          3/15/2013              2,069
    1,500    Virginia Electric Power Co., Senior Notes                            5.40          1/15/2016              1,432
    1,000    West Penn Power Co., Notes                                           6.63          4/15/2012              1,025
                                                                                                                    --------
                                                                                                                      23,888
                                                                                                                    --------
             FOOD RETAIL (0.1%)
    1,000    Safeway, Inc., Notes                                                 5.63          8/15/2014                958
                                                                                                                    --------
             GAS UTILITIES (1.2%)
    2,000    Boardwalk Pipelines, LLC, Notes                                      5.50          2/01/2017              1,892
    1,000    Enbridge Energy Partners, LP, Senior Notes                           5.35         12/15/2014                940
    2,000    Energy Transfer Partners, LP, Senior Notes                           5.95          2/01/2015              1,935
    1,000    Gulfstream Natural Gas Systems, LLC, Senior Notes(a)                 6.19         11/01/2025                972
    1,000    Noram Energy Corp., Debentures                                       6.50          2/01/2008              1,012
    1,000    Valero Logistics Operations, LP, Senior Notes                        6.05          3/15/2013                995
                                                                                                                    --------
                                                                                                                       7,746
                                                                                                                    --------
             HEALTH CARE FACILITIES (0.2%)
    1,000    HCA, Inc., Notes                                                     5.25         11/06/2008                984
                                                                                                                    --------
             HOUSEHOLD APPLIANCES (0.4%)
    2,500    Stanley Works Capital Trust I, Bonds(a,j)                            5.90         12/01/2045              2,339
                                                                                                                    --------
             HOUSEWARES & SPECIALTIES (0.2%)
    1,380    Newell Rubbermaid, Inc., MTN, Series A(j)                            6.35          7/15/2028              1,386
                                                                                                                    --------
             INTEGRATED OIL & GAS (0.3%)
    1,893    Merey Sweeny, LP, Senior Notes(a)                                    8.85         12/18/2019              2,180
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (1.0%)
  $ 1,000    Great West Life & Annuity, Inc., Bonds(a,j)                          7.15%         5/16/2046           $  1,001
    1,000    Lincoln National Corp., Bonds(j)                                     7.00          5/17/2066                998
    2,000    Phoenix Companies, Inc., Senior Notes                                6.68          2/16/2008              2,007
    2,000    Prudential Holdings, LLC, Bonds(a)                                   8.70         12/18/2023              2,388
                                                                                                                    --------
                                                                                                                       6,394
                                                                                                                    --------
             MANAGED HEALTH CARE (0.5%)
    1,000    Coventry Health Care, Inc., Senior Notes                             6.13          1/15/2015                975
    2,000    Highmark, Inc., Senior Notes(a)                                      6.80          8/15/2013              2,056
                                                                                                                    --------
                                                                                                                       3,031
                                                                                                                    --------
             MULTI-LINE INSURANCE (1.1%)
    1,000    American General Finance Corp., MTN, Series I                        4.88          7/15/2012                951
    1,000    American General Finance Corp., MTN                                  5.40         12/01/2015                955
    1,000    ASIF Global Financing XIX, Senior Notes(a)                           4.90          1/17/2013                955
    2,000    ILFC E-Capital Trust I, Bonds(a,g,j)                                 5.90         12/21/2065              1,956
    2,000    Oil Casualty Insurance Ltd., Subordinated Debentures(a)              8.00          9/15/2034              1,898
                                                                                                                    --------
                                                                                                                       6,715
                                                                                                                    --------
             MULTI-SECTOR HOLDINGS (0.2%)
    1,000    Leucadia National Corp., Senior Notes                                7.00          8/15/2013                990
                                                                                                                    --------
             MULTI-UTILITIES (0.2%)
    1,000    PSEG Funding Trust, Notes                                            5.38         11/16/2007                995
                                                                                                                    --------
             OFFICE REITs (1.1%)
    1,000    Arden Realty, LP, Notes                                              5.25          3/01/2015                959
    1,500    Brandywine Operating Partnership, LP, Notes                          5.63         12/15/2010              1,476
    1,500    Carramerica Realty Corp., Notes                                      5.50         12/15/2010              1,490
    1,000    EOP Operating, LP, Guaranteed Notes                                  4.75          3/15/2014                915
    2,000    HRPT Properties Trust, Notes                                         5.75         11/01/2015              1,926
                                                                                                                    --------
                                                                                                                       6,766
                                                                                                                    --------
             OIL & GAS EQUIPMENT & SERVICES (0.2%)
    1,381    Seacor Holdings, Inc., Senior Notes                                  5.88         10/01/2012              1,333
                                                                                                                    --------
             OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    1,000    Southwestern Energy Co., MTN                                         7.35         10/02/2017              1,045
    1,000    Southwestern Energy Co., MTN                                         7.63          5/01/2027(c)           1,044
                                                                                                                    --------
                                                                                                                       2,089
                                                                                                                    --------

34

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
  $ 2,000    Kinder Morgan Finance Co., Guaranteed Notes                          5.70%         1/05/2016           $  1,783
                                                                                                                    --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
    1,000    Bank of America Corp., Subordinated Notes                            9.38          9/15/2009              1,109
    1,000    Textron Financial Corp., Notes                                       2.75          6/01/2006              1,000
    2,000    ZFS Finance USA Trust I, Notes(a,g,j)                                6.15         12/15/2065              1,924
                                                                                                                    --------
                                                                                                                       4,033
                                                                                                                    --------
             PACKAGED FOODS & MEAT (0.2%)
    1,000    General Mills, Inc., Notes                                           2.63         10/24/2006                990
                                                                                                                    --------
             PROPERTY & CASUALTY INSURANCE (2.7%)
    1,000    21st Century Insurance Group, Senior Notes                           5.90         12/15/2013                964
    1,000    ACE INA Holdings, Inc., Senior Notes                                 5.88          6/15/2014                976
    1,000    AXIS Capital Holdings Ltd., Senior Notes                             5.75         12/01/2014                955
    3,185    Berkshire Hathaway Finance Corp., Senior Notes                       4.85          1/15/2015              2,978
    1,000    Fidelity National Title Group, Inc., Notes                           5.25          3/15/2013                914
    1,000    Fidelity National Title Group, Inc., Notes                           7.30          8/15/2011              1,021
    2,000    Fund American Companies, Inc., Notes                                 5.88          5/15/2013              1,944
      500    Markel Corp., Senior Notes                                           6.80          2/15/2013                506
    1,000    Markel Corp., Notes                                                  7.20          8/15/2007              1,015
    1,000    Ohio Casualty Corp., Notes                                           7.30          6/15/2014              1,025
    1,000    RLI Corp., Senior Notes                                              5.95          1/15/2014                954
    1,000    St. Paul Travelers Companies, Inc., Senior Notes                     5.50         12/01/2015                961
    1,000    W.R. Berkley Corp., Senior Notes                                     5.60          5/15/2015                948
    2,000    XL Capital Ltd., Senior Notes                                        6.38         11/15/2024              1,894
                                                                                                                    --------
                                                                                                                      17,055
                                                                                                                    --------
             PUBLISHING (0.5%)
    1,000    Knight-Ridder, Inc., Notes                                           5.75          9/01/2017                909
    2,500    Scholastic Corp., Notes                                              5.00          4/15/2013              2,161
                                                                                                                    --------
                                                                                                                       3,070
                                                                                                                    --------
             RAILROADS (0.3%)
    2,000    TTX Co., Notes(a)                                                    5.40          2/15/2016              1,902
                                                                                                                    --------
             REGIONAL BANKS (1.5%)
    1,000    Bank of Hawaii, Notes                                                6.88          3/01/2009              1,024
    1,000    First Republic Bank Corp., Subordinated Notes                        7.75          9/15/2012              1,105
    1,000    Fulton Capital Trust I, Notes                                        6.29          2/01/2036                912

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
  $ 1,000    Imperial Bank, Subordinated Capital Notes                            8.50%         4/01/2009           $  1,076
    2,000    PNC Financial Services, Trust Preferred Securities, Series C         8.88          3/15/2027              2,130
    1,500    Popular North America Capital Trust I, Bonds                         6.56          9/15/2034              1,414
    1,000    TCF National Bank, Subordinated Notes                                5.50          2/01/2016                959
    1,000    Union Planters Bank, N.A., Subordinated Notes                        6.50          3/15/2018(c)           1,015
                                                                                                                    --------
                                                                                                                       9,635
                                                                                                                    --------
             RESIDENTIAL REITs (0.6%)
    2,000    ERP Operating, LP, Notes                                             5.25          9/15/2014              1,906
    1,000    Post Apartment Homes, LP, Senior Notes                               5.45          6/01/2012                955
    1,000    United Dominion Realty Trust, Senior Notes                           5.25          1/15/2015                934
                                                                                                                    --------
                                                                                                                       3,795
                                                                                                                    --------
             RETAIL REITs (1.6%)
    2,000    Federal Realty Investment Trust, Notes                               5.65          6/01/2016              1,927
    2,000    Kimco Realty Corp., Notes                                            5.58         11/23/2015              1,923
    2,000    Pan Pacific Retail Properties, Inc., Notes                           7.95          4/15/2011              2,163
    2,000    Simon Property Group, LP, Notes(a)                                   5.75         12/01/2015              1,953
    2,000    Tanger Factory Outlets, Senior Notes                                 6.15         11/15/2015              1,949
                                                                                                                    --------
                                                                                                                       9,915
                                                                                                                    --------
             SPECIALIZED REITs (0.4%)
    1,000    Hospitality Properties Trust, Senior Notes                           5.13          2/15/2015                918
    2,000    Nationwide Health Properties, Inc., Notes                            6.00          5/20/2015              1,919
                                                                                                                    --------
                                                                                                                       2,837
                                                                                                                    --------
             THRIFTS & MORTGAGE FINANCE (1.2%)
    1,000    Countrywide Home Loan, Guaranteed Notes, Series MTNL                 4.00          3/22/2011                927
    1,000    Independence Community Bank Corp., Notes(j)                          3.50          6/20/2013                957
    2,000    Roslyn Bancorp, Inc., Senior Notes                                   7.50         12/01/2008              2,076
    2,000    Washington Mutual Bank, Subordinated Notes                           5.65          8/15/2014              1,947
    2,000    World Savings Bank Federal Savings Bank, Notes                       4.13         12/15/2009              1,911
                                                                                                                    --------
                                                                                                                       7,818
                                                                                                                    --------
             TOBACCO (0.5%)
    1,000    Universal Corp., MTN, Series C                                       5.20         10/15/2013                899
    1,000    Universal Corp., MTN, Series B                                       7.88          2/15/2008              1,026
    1,000    UST, Inc., Notes                                                     6.63          7/15/2012              1,030
                                                                                                                    --------
                                                                                                                       2,955
                                                                                                                    --------

36

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             TRUCKING (0.2%)
  $ 1,500    Roadway Corp., Senior Notes                                          8.25%        12/01/2008           $  1,562
                                                                                                                    --------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    2,000    Iwo Holdings Inc., Senior Discount Notes, 10.75%, 1/15/2010          8.43(m)       1/15/2015              1,575
    1,000    US Unwired, Inc., Secured Notes                                     10.00          6/15/2012              1,121
                                                                                                                    --------
                                                                                                                       2,696
                                                                                                                    --------
             Total corporate obligations (cost: $164,993)                                                            159,753
                                                                                                                    --------
             EURODOLLAR AND YANKEE OBLIGATIONS (4.9%)(l)

             DIVERSIFIED BANKS (1.5%)
    1,000    Bayerische Landesbank, MTN (Germany)                                 2.60         10/16/2006                990
    1,000    BOI Capital Funding Number 3 LP, Guaranteed Bonds (Ireland)(a,g,j)   6.11          1/29/2049                939
      500    Chinatrust Commercial Bank Co. Ltd., Bonds (Hong Kong)(a,j)          5.63         12/29/2049                462
    1,000    Chuo Mitsui Trust & Banking Co., Subordinated Notes (Japan)(a,j)     5.51         12/29/2049                938
    1,000    HBOS plc, Subordinated Notes (United Kingdom)(a)                     6.41         10/01/2035                906
    1,000    Mizuho Finance, Notes (Japan)(a)                                     5.79          4/15/2014                986
    1,000    Nordea Bank AB, Subordinated Notes (Sweden)(a)                       5.25         11/30/2012                969
    1,000    Skandinaviska Enskilda Banken, Subordinated Bonds (Sweden)(a,j)      5.47          3/29/2049                938
    2,000    UFJ Finance Aruba AEC, Notes (Japan)                                 8.75         11/13/2049              2,122
                                                                                                                    --------
                                                                                                                       9,250
                                                                                                                    --------
             DIVERSIFIED METALS & MINING (0.5%)
    2,000    Brascan Corp., Notes (Canada)                                        8.13         12/15/2008              2,110
    1,000    Glencore Funding, LLC, Notes (Switzerland)(a)                        6.00          4/15/2014                939
                                                                                                                    --------
                                                                                                                       3,049
                                                                                                                    --------
             FOOD RETAIL (0.3%)
    2,000    Woolworths Ltd., Senior Notes (Australia)(a)                         5.25         11/15/2011              1,953
                                                                                                                    --------
             INTEGRATED OIL & GAS (0.2%)
    1,000    Pemex Finance Ltd., Senior Notes (Mexico)                            8.88         11/15/2010              1,089
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             OIL & GAS DRILLING (0.3%)
  $ 1,721    Delek & Avner-Yam Tethys Ltd., Secured Notes (Israel)(a)             5.33%         8/01/2013           $  1,657
                                                                                                                    --------
             OIL & GAS EXPLORATION & PRODUCTION (0.4%)
    2,000    EOG Resources Canada, Inc., Senior Notes (Canada)(a)                 4.75          3/15/2014              1,865
    1,000    RAS Laffan Liquefied Natural Gas Co. Ltd. II, Bonds,
                Series A (Qatar)(a)                                               5.30          9/30/2020                942
                                                                                                                    --------
                                                                                                                       2,807
                                                                                                                    --------
             OIL & GAS REFINING & MARKETING (0.3%)
    2,000    GS Caltex Corp., Notes (Korea)(a,g)                                  5.50         10/15/2015              1,899
                                                                                                                    --------
             PAPER PRODUCTS (0.1%)
    1,000    Domtar, Inc., Notes (Canada)                                         5.38         12/01/2013                815
                                                                                                                    --------
             PROPERTY & CASUALTY INSURANCE (0.1%)
    1,000    Mantis Reef Ltd. II, Notes (Australia)(a)                            4.80         11/03/2009                962
                                                                                                                    --------
             REGIONAL BANKS (0.2%)
    1,000    Kaupthing Bank, Bonds (Iceland)(a)                                   7.13          5/19/2016              1,004
                                                                                                                    --------
             REINSURANCE (1.0%)
    1,000    Endurance Specialty Holdings, Ltd., Senior Notes (Bermuda)           6.15         10/15/2015                965
    2,500    Montpelier Re Holdings Ltd., Senior Notes (Bermuda)                  6.13          8/15/2013              2,326
    1,500    Platinum Underwriters Finance, Inc., Guaranteed Notes,
                Series B (Bermuda)                                                7.50          6/01/2017              1,476
    2,000    Stingray, Pass-Through Trust, Pass-Through Certificates
                (Bermuda)(a)                                                      5.90          1/12/2015              1,923
                                                                                                                    --------
                                                                                                                       6,690
                                                                                                                    --------
             Total Eurodollar and Yankee obligations (cost: $32,362)                                                  31,175
                                                                                                                    --------

38

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (1.5%)

             AIRLINES (0.4%)
             America West Airlines, Inc., Pass-Through Certificates,
  $   470       Series 1996-1, Class A, EETC                                      6.85%         7/02/2009           $    470
    1,460       Series 1999-1, Class G, EETC (INS)                                7.93          1/02/2019              1,541
      686    American Airlines, Pass-Through Certificates,
                Series 2002-1, Class G, EETC (INS)                                5.56(d)       9/23/2007                689
                                                                                                                    --------
                                                                                                                       2,700
                                                                                                                    --------
             ASSET-BACKED FINANCING (1.1%)
      922    Aerco Ltd., Series 2A, Class A4(a)                                   5.60(d)       7/15/2025                885
      711    Airport Airplanes, Pass-Through Certificates,
                Series 1R, Class A8                                               5.46(d)       3/15/2019                682
    4,000    Consumers Funding, LLC, Series 2001-1, Class A5                      5.43          4/20/2015              3,974
    1,000    Detroit Edison Securitization Funding, LLC,
                Series 2001-1, Class A5                                           6.42          3/01/2015              1,040
      231    Oncor Electric Delivery Transition Bond Co., Bonds,
                Series 2003-1, Class A1                                           2.26          2/15/2009                228
      120    Whole Auto Loan Trust, Series 2003-1, Class A3B(a)                   1.99          5/15/2007                120
                                                                                                                    --------
                                                                                                                       6,929
                                                                                                                    --------
             Total asset-backed securities (cost: $9,510)                                                              9,629
                                                                                                                    --------
             COMMERCIAL MORTGAGE SECURITIES (4.7%)

             COMMERCIAL MORTGAGE-BACKED SECURITIES (4.6%)
             Banc of America Commercial Mortgage Inc.,
    2,165       Series 2001 PB1, Class A2                                         5.79          5/11/2035              2,178
    1,348       Series 2000-2, Class A1                                           7.02          9/15/2032              1,385
      400    Commercial Mortgage Asset Trust, Series 1999-C1, Class A4            6.98          1/17/2032                427
             Credit Suisse First Boston Mortgage Securities Corp.,
    1,267       Series 2001-CK6, Class A2                                         6.10          8/15/2036              1,276
    1,000       Series 1998-C1, Class D                                           7.17          5/17/2040              1,057
    1,680       Series 2000-C1, Class A2                                          7.55          4/15/2062              1,779
    2,000    DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A1B            6.46          3/10/2032              2,042

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
  $ 2,000    G-Force, LLC, Series 2005-RR2, Class A2(a)                           5.16%        12/25/2039           $  1,954
    1,000    GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2        6.07          6/10/2038              1,020
    1,000    Government Lease Trust, Series 1999-GSA1, Class A4(a)                6.48          5/18/2011              1,024
    1,000    GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2(a)       6.45          8/05/2018              1,036
      625    J.P. Morgan Chase Commercial Mortgage Securities Corp.,
                Series 2004-CBX, Class A1                                         3.18          1/12/2037                620
             JP Morgan Chase Commercial Mortgage Securities Corp.,
    1,000       Series 2005-CB12, Class A3A1                                      4.82          9/12/2037                962
    2,000       Series 2006-LDP6, Class A-SB                                      5.49(d)       4/15/2043              1,964
      855    Mach One Trust, Series 2004-1A, Class A1(a)                          3.89          5/28/2040                822
    1,250    Merrill Lynch Mortgage Investors, Inc.,
                Series 1998-C1, Class A2                                          6.48         11/15/2026              1,263
    1,972    Paine Webber Mortgage Acceptance Corp.,
                Series 1999-C1, Class A2                                          6.82          6/15/2032              2,016
    2,000    Prudential Mortgage Capital Funding, LLC,
                Series 2001-ROCK, Class B                                         6.76          5/10/2034              2,099
    1,558    Salomon Brothers Mortgage Securities VII, Inc.,
                Series 2000-C3, Class A1(a)                                       6.34         12/18/2033              1,568
             Wachovia Bank Commercial Mortgage Trust,
    1,000       Series 2005-C19, Class A5                                         4.66          5/15/2044                943
    2,000       Series 2005-C18, Class APB                                        4.81          4/15/2042              1,903
                                                                                                                    --------
                                                                                                                      29,338
                                                                                                                    --------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)(f)
    8,126    Greenwich Capital Commercial Funding Corp.,
                Series 2002-C1, Class XP (acquired 8/13/2003; cost $834)(a,b)     1.93          1/11/2035                559
                                                                                                                    --------
             Total commercial mortgage securities (cost: $30,432)                                                     29,897
                                                                                                                    --------
             U.S. GOVERNMENT AGENCY ISSUES (1.8%)(i)

             COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
             Freddie Mac(+),
    2,088       Series 2435 VG                                                    6.00          2/15/2013              2,099
    2,979       Series 2389 VH                                                    6.00         10/15/2018              2,985
      791       Series 2427 VL                                                    6.50         11/15/2017                791
    1,265       Series 2445 VD                                                    6.50          4/15/2018              1,270

40

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             Government National Mortgage Assn. I,
  $ 1,000       Series 1999-14 VD                                                 6.00%         3/20/2014           $  1,005
      683       Series 2001-49 VB                                                 7.00         11/16/2016                685
                                                                                                                    --------
                                                                                                                       8,835
                                                                                                                    --------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)(f)
   21,875    Government National Mortgage Assn. I, Series 2003-59, Class XB       2.28          7/16/2010                671
                                                                                                                    --------
             MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.1%)
      106    Government National Mortgage Assn. I, Pool 587184                    7.00          4/15/2032                110
      449    Government National Mortgage Assn. II, Pool 781494                   6.50          8/20/2031                455
                                                                                                                    --------
                                                                                                                         565
                                                                                                                    --------
             OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.2%)
    1,429    Rowan Companies, Inc., Guaranteed Bond, Title XI                     2.80         10/20/2013              1,295
                                                                                                                    --------
             Total U.S. government agency issues (cost: $11,421)                                                      11,366
                                                                                                                    --------
             U.S. TREASURY SECURITIES (0.2%)

             BONDS
    1,000    4.50%, 2/15/2036(g) (cost: $885)                                                                            894
                                                                                                                    --------
             MUNICIPAL BONDS (0.5%)

             CASINOS & GAMING (0.3%)
    2,000    Mashantucket (Western) Pequot Tribe, CT, Bonds(a)                    5.91          9/01/2021              1,864
                                                                                                                    --------
             COMMUNITY SERVICE (0.0%)(o)
      325    Jicarilla Apache Nation, NM, RB                                      2.95         12/01/2006                321
                                                                                                                    --------
             MULTI-UTILITIES (0.2%)
    1,097    California Maritime Infrastructure Auth. RB, Series 1999             6.63         11/01/2009              1,107
                                                                                                                    --------
             Total municipal bonds (cost: $3,453)                                                                      3,292
                                                                                                                    --------
             Total bonds (cost: $253,056)                                                                            246,006
                                                                                                                    --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                       COUPON                                 VALUE
    (000)    SECURITY                                                             RATE           MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.8%)

             VARIABLE-RATE DEMAND NOTES (0.4%)(e)
             ------------------------------------
             ELECTRIC UTILITIES (0.1%)
  $   455    Sempra Energy ESOP, Series 1999A (NBGA)(a)                           5.71%        11/01/2014           $    455
                                                                                                                    --------
             REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
    1,790    145 Associates Ltd., Notes, Series 2000 (LOC - Sky Bank)             6.08         10/01/2020              1,790
                                                                                                                    --------
                                                                                                                       2,245
                                                                                                                    --------

   NUMBER
OF SHARES
---------
             MONEY MARKET FUNDS (1.4%)
             -------------------------
9,136,303    SSgA Prime Money Market Fund                                         4.84(h)               -              9,136
                                                                                                                    --------
             Total money market instruments (cost: $11,381)                                                           11,381
                                                                                                                    --------

PRINCIPAL
   AMOUNT
    (000)
---------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (6.3%)

             COMMERCIAL PAPER (1.4%)
             -----------------------
             ASSET-BACKED FINANCING
  $ 9,000    Harwood Street Funding I(a,n,p)                                      5.12          6/01/2006              9,000
                                                                                                                    --------

   NUMBER
OF SHARES
---------
             MONEY MARKET FUNDS (0.2%)
             -------------------------
1,254,264    AIM Short-Term Investment Co. Liquid Assets Portfolio                4.92(h)               -              1,254
   28,467    Merrill Lynch Premier Institutional Fund                             4.81(h)               -                 29
                                                                                                                    --------
                                                                                                                       1,283
                                                                                                                    --------

42

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                                                              VALUE
    (000)    SECURITY                                                                                                  (000)
----------------------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (4.7%)(k)
             -------------------------------
  $20,000    Credit Suisse First Boston, LLC, 5.00%, acquired on 5/31/2006 and due 6/01/2006 at $20,000 (collateralized by $19,760 of
                Tennessee Valley Auth. Bonds(i,+), 6.00%, due 3/15/2013;
                market value $20,402)                                                                               $ 20,000
   10,000    Merrill Lynch Government Securities, Inc., 5.01%, acquired on
                5/31/2006 and due 6/01/2006 at $10,000 (collateralized by
                $11,480 of International Bank for Reconstruction and
                Development Notes(i,+), 4.75%, due 2/15/2035; market
                value $10,202)                                                                                        10,000
                                                                                                                    --------
                                                                                                                      30,000
                                                                                                                    --------
             Total short-term investments purchased with cash collateral from
                securities loaned (cost: $40,283)                                                                     40,283
                                                                                                                    --------

             TOTAL INVESTMENTS (COST: $671,245)                                                                     $674,716
                                                                                                                    ========

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2006

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%. Investments in foreign securities were 8.1% of net assets as of May 31, 2006.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         ISHARES - exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

         SPDR - Standard & Poor's depositary receipt, or "spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

         PORTFOLIO DESCRIPTION ABBREVIATIONS

         EETC   Enhanced Equipment Trust Certificate

         ESOP   Employee Stock Ownership Plan

         MTN    Medium-Term Note

         RB     Revenue Bond

         REIT   Real Estate Investment Trust

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. A high-quality bank, insurance company, or other corporation, or a collateral trust may provide the enhancement.

44

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         (LOC) Principal and interest payments are guaranteed by a bank letter of credit.

         (NBGA) Principal and interest payments are guaranteed by a non-bank guarantee agreement from Sempra Energy.

         (INS) Principal and interest payments are insured by AMBAC Assurance Corp. or MBIA Insurance Corp. The insurance does not guarantee the market value of the security.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such, has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The market value of this security at May 31, 2006, was $559,000, which represented 0.1% of the Fund's net assets.

         (c) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature may shorten the effective maturity of the security.

         (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2006.

         (e) Variable-rate demand notes (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. VRDNs will normally trade as

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

             if the maturity is the earlier put date, even though stated maturity is longer.

         (f) Interest-only commercial mortgage-backed securities (IO CMBSs) - represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The interest rate disclosed is the purchase yield, which reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. The principal amount represents the notional amount of the underlying pool on which the current interest rate is calculated. IO CMBSs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. IO CMBSs are subject to recessionary default-related prepayments that may have a negative impact on yield.

         (g) The security or a portion thereof was out on loan as of May 31, 2006.

         (h) Rate represents the money market fund annualized seven-day yield at May 31, 2006.

         (i) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government agencies are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises (GSEs) indicated with "+" are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (j) Callable security expected to be called prior to maturity due to a scheduled change from a fixed to a floating interest rate, which is likely to be uneconomical to the issuer.

         (k) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is

46

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

             marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (l) Eurodollar and Yankee obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets (Yankee obligations).

         (m) Stepped coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

         (n) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (o) Represents less than 0.01% of net assets.

         (p) Zero-coupon security. Rate represents the effective yield at date of purchase.

         (q) Security has a mandatory call or put, which shortens its effective maturity.

         *   Non-income-producing security for the year ended May 31, 2006.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

ASSETS
   Investments in securities, at market value (including securities
      on loan of $39,434) (identified cost of $671,245)                    $674,716
   Receivables:
      Capital shares sold                                                       314
      Dividends and interest                                                  4,332
      Securities sold                                                         2,469
      Other                                                                      41
      USAA Investment Management Company (Note 6D)                              766
      USAA Transfer Agency Company (Note 6E)                                      4
                                                                           --------
          Total assets                                                      682,642
                                                                           --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                       40,331
      Securities purchased                                                    5,056
      Capital shares redeemed                                                   283
   Bank overdraft                                                             2,362
   Accrued management fees                                                      411
   Accrued transfer agent's fees                                                  7
   Other accrued expenses and payables                                           68
                                                                           --------
          Total liabilities                                                  48,518
                                                                           --------
             Net assets applicable to capital shares outstanding           $634,124
                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                         $600,938
   Accumulated undistributed net investment income                            2,783
   Accumulated net realized gain on investments                              26,932
   Net unrealized appreciation of investments                                 3,471
                                                                           --------
             Net assets applicable to capital shares outstanding           $634,124
                                                                           ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                               42,361
                                                                           ========
   Net asset value, redemption price, and offering price per share         $  14.97
                                                                           ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA BALANCED STRATEGY FUND
YEAR ENDED MAY 31, 2006

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $23)                        $  4,936
   Interest                                                                  14,702
   Securities lending (net)                                                     302
                                                                           --------
      Total income                                                           19,940
                                                                           --------
EXPENSES
   Management fees                                                            4,697
   Administration and servicing fees                                            953
   Transfer agent's fees                                                      1,761
   Custody and accounting fees                                                  261
   Postage                                                                      225
   Shareholder reporting fees                                                    78
   Trustees' fees                                                                 9
   Registration fees                                                             46
   Professional fees                                                             51
   Other                                                                         18
                                                                           --------
      Total expenses                                                          8,099
   Expenses paid indirectly                                                     (70)
   Expenses reimbursed                                                       (1,743)
                                                                           --------
      Net expenses                                                            6,286
                                                                           --------
NET INVESTMENT INCOME                                                        13,654
                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                           43,138
         Affiliated transactions                                                (56)
      Foreign currency transactions                                               5
   Change in net unrealized appreciation/depreciation of investments        (32,984)
                                                                           --------
            Net realized and unrealized gain                                 10,103
                                                                           --------
   Increase in net assets resulting from operations                        $ 23,757
                                                                           ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA BALANCED STRATEGY FUND
YEARS ENDED MAY 31,

                                                                           2006              2005
                                                                      ---------------------------
FROM OPERATIONS
   Net investment income                                              $  13,654          $  9,831
   Net realized gain on investments                                      43,082            26,559
   Net realized gain on foreign currency transactions                         5                 -
   Change in net unrealized appreciation/depreciation
      of investments                                                    (32,984)            5,679
                                                                      ---------------------------
      Increase in net assets resulting from operations                   23,757            42,069
                                                                      ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (12,813)           (9,475)
   Net realized gains                                                   (29,270)           (5,841)
                                                                      ---------------------------
      Distributions to shareholders                                     (42,083)          (15,316)
                                                                      ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            116,425           132,983
   Shares issued for dividends reinvested                                41,645            15,153
   Cost of shares redeemed                                             (115,387)          (88,077)
                                                                      ---------------------------
      Increase in net assets from capital share transactions             42,683            60,059
                                                                      ---------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6E)                                                4                 -
                                                                      ---------------------------
   Net increase in net assets                                            24,361            86,812

NET ASSETS
   Beginning of period                                                  609,763           522,951
                                                                      ---------------------------
   End of period                                                      $ 634,124          $609,763
                                                                      ===========================
Accumulated undistributed net investment income:
   End of period                                                      $   2,783          $  1,663
                                                                      ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            7,528             8,850
   Shares issued for dividends reinvested                                 2,720               995
   Shares redeemed                                                       (7,464)           (5,849)
                                                                      ---------------------------
      Increase in shares outstanding                                      2,784             3,996
                                                                      ===========================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA BALANCED STRATEGY FUND
MAY 31, 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Massachusetts business trust consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or the official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                 securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Debt securities purchased with original maturities of 60 days or less are valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Other debt securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in

52

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

                 the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              7. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign

54

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statements of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2006, the Fund had no delayed-delivery or when-issued commitments.

           G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended May 31, 2006, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $60,000 and $10,000, respectively, resulting in a total reduction in Fund expenses of $70,000.

           H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles

56

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. Prior to January 6, 2006, the facility fees assessed by CAPCO were limited to an amount not to exceed 0.09% annually of the $300 million loan agreement.

         For the year ended May 31, 2006, the Fund paid CAPCO facility fees of $1,000, which represents 1.9% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2006.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to increase paid-in capital by $2,257,000, increase accumulated undistributed net investment income by $280,000, and decrease accumulated net realized gain on investments by $2,536,000. This includes differences in the accounting for foreign currency gains and losses and security paydowns, and the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction for federal income tax purposes. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2006, and 2005, was as follows:

                                                  2006                   2005
                                               ---------------------------------
         Ordinary income*                      $21,021,000            $9,475,000
         Long-term realized capital gains       21,062,000             5,841,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of May 31, 2006, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                               $ 8,881,000
         Undistributed long-term capital gains                        21,726,000
         Unrealized appreciation of investments                        2,580,000

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses

58

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2006, were $968,335,000 and $939,936,000, respectively.

         As of May 31, 2006, the cost of securities, including short-term securities, for federal income tax purposes, was $672,136,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2006, for federal income tax purposes, were $21,741,000 and $19,161,000, respectively, resulting in net unrealized appreciation of $2,580,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transactions. MetWest receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         Wachovia Corp., parent company of MetWest, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2006, the Fund received securities-lending income of $302,000, which is net of the 20% income retained by MetWest. As of May 31, 2006, the Fund loaned securities having a fair market value of approximately $39,434,000 and received cash collateral of $40,331,000 for the loans. Of this amount, $40,283,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $48,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index, which tracks the total return performance of the 30 largest

60

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              funds in the Lipper Balanced Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended May 31, 2006, the Fund incurred total management fees, paid or payable to the Manager, of $4,697,000, which is net of a performance adjustment of $(70,000) that decreased the base management fee of 0.75% by 0.01%.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), under which Wellington Management, Loomis Sayles, and BHMS direct the investment and reinvestment of the portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager). Loomis Sayles and BHMS were added as subadvisers effective March 1, 2006.

              The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA funds' assets investable in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these funds' assets investable in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. For the year ended May 31, 2006, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $514,000.

              The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended May 31, 2006, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $66,000.

              The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Balanced Strategy Fund, USAA Value Fund, and USAA Growth & Income Fund combined (BHMS funds), in an annual amount of 0.75% of the first $15 million of assets, 0.55% on

62

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the period of March 1, 2006, through May 31, 2006, the Manager incurred subadvisory fees for the Fund, paid or payable to BHMS of $93,000.

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2006, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $953,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the year ended May 31, 2006, the Fund reimbursed the Manager $22,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This arrangement may be modified or terminated at any time. For the year ended May 31, 2006, the Fund incurred reimbursable expenses of $1,743,000, of which $766,000 was receivable from the Manager.

           E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

              provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2006, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,761,000. In addition, the Fund recorded a receivable from SAS of $4,000 for adjustments related to corrections to shareholder transactions.

           F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

         During the year ended May 31, 2006, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred:

                                                                                           NET REALIZED
                                                                            COST TO            LOSS
                   SELLER                           PURCHASER              PURCHASER        TO SELLER
         ----------------------------------------------------------------------------------------------
         USAA Balanced Strategy Fund       USAA First Start Growth Fund    $1,527,000         $(56,000)
         USAA Intermediate-Term Fund       USAA Balanced Strategy Fund      1,563,000           (4,000)
         USAA Cornerstone Strategy Fund    USAA Balanced Strategy Fund        866,000          (91,000)

64

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED MAY 31,
                                                  --------------------------------------------------------------------
                                                      2006           2005           2004           2003           2002
                                                  --------------------------------------------------------------------
Net asset value at beginning of period            $  15.41       $  14.70       $  13.35       $  14.20       $  15.25
                                                  --------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               .34            .26            .20            .28            .35(a,c)
   Net realized and unrealized gain (loss)             .26            .86           1.37           (.70)          (.40)(a,c)
                                                  --------------------------------------------------------------------
Total from investment operations                       .60           1.12           1.57           (.42)          (.05)(a,c)
                                                  --------------------------------------------------------------------
Less distributions:
   From net investment income                         (.31)          (.25)          (.22)          (.29)          (.34)
   From realized capital gains                        (.73)          (.16)             -           (.14)          (.66)
                                                  --------------------------------------------------------------------
   Total distributions                               (1.04)          (.41)          (.22)          (.43)         (1.00)
                                                  --------------------------------------------------------------------
Net asset value at end of period                  $  14.97       $  15.41       $  14.70       $  13.35       $  14.20
                                                  ====================================================================
Total return (%)*                                     3.84           7.67          11.82          (2.71)          (.06)
Net assets at end of period (000)                 $634,124       $609,763       $522,951       $350,842       $327,563
Ratio of expenses to average
   net assets (%)**(b,d)                              1.00           1.00           1.00           1.00           1.02
Ratio of expenses to average net assets,
   excluding reimbursements (%)**(d)                  1.27           1.29           1.33           1.47           1.35
Ratio of net investment
   income to average net assets (%)**                 2.15           1.74           1.38           2.19           2.41(c)
Portfolio turnover (%)                              153.47          68.26          55.26         113.80          42.34

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
 ** For the year ended May 31, 2006, average net assets were $635,954,000.
(a) Calculated using average shares.
(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets. Prior to this date, the voluntary expense ratio limit was 1.25% of the Fund's average annual net assets.
(c) In 2001, a change in amortization method was made as required by an accounting pronouncement. This change had no effect on these amounts.
(d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                      (.01%)         (.02%)         (.02%)         (.01%)         (.00%)(+)
    + Represents less than 0.01% of average net assets.

 E X P E N S E
==============------------------------------------------------------------------
                EXAMPLE (unaudited)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2005, through May 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

66

 E X P E N S E
==============------------------------------------------------------------------
                EXAMPLE (unaudited)
                (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                               BEGINNING           ENDING         DURING PERIOD*
                                             ACCOUNT VALUE     ACCOUNT VALUE     DECEMBER 1, 2005 -
                                           DECEMBER 1, 2005     MAY 31, 2006       MAY 31, 2006
                                           --------------------------------------------------------
         Actual                                $1,000.00          $1,002.10            $4.94
         Hypothetical
           (5% return before expenses)          1,000.00           1,020.00             4.99

         *Expenses are equal to the Fund's annualized expense ratio of 0.99%, which is net of reimbursements and any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.21% for the six-month period of December 1, 2005, through May 31, 2006.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

FEBRUARY BOARD MEETING
--------------------------------------------------------------------------------

         As disclosed in the Information Statement to shareholders dated May 22, 2006, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") at a meeting held on February 22, 2006, approved the adoption of Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Subadvisory Agreements, Loomis Sayles, and BHMS and were given the opportunity to ask questions and request additional information from management. In addition, the Board also relied on information about Loomis Sayles and BHMS that it had received for its April 28, 2005, meeting in connection with its approval of the continuation of the subadvisory agreement with Loomis Sayles with respect to the USAA Growth Fund and the subadvisory agreement with BHMS with respect to the USAA Value Fund. The information provided to the Board for the February meeting included, among other things: (i) materials about the experience and success of each subadviser in managing similar accounts; (ii) the qualifications of the individuals at each subadviser responsible for these investment activities; (iii) the investment performance of each subadviser in similar accounts as correlated against indices for the Fund; and (iv) the fees to be paid to each subadviser. Prior to voting, the Independent Trustees reviewed the proposed Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreements. The Independent Trustees also reviewed the proposed Subadvisory Agreements in private sessions with their counsel at which no representatives of management were present.

         In approving the Fund's Subadvisory Agreements with each subadviser with respect to the Fund, the Board considered various factors, among

68

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         them: (i) the nature, extent, and quality of services to be provided to the Fund by each subadviser, including the personnel that will be providing services; (ii) each subadviser's compensation and any other benefits that will be derived from the subadvisory relationship by each subadviser; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements with respect to the Fund. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services to be provided by each subadviser. The Board considered each subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund and each subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each subadviser's brokerage practices. The Board also considered each subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each subadviser includes: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each subadviser.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each subadviser. In considering the cost of services to be provided by each subadviser and the profitability to each subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements will be paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements with respect to the Fund and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each subadviser, each subadviser's anticipated profitability with respect to the Fund, and the potential economies of scale in each subadviser's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager will pay a subadvisory fee to each subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each subadviser. The Board also noted the long-term performance record of Loomis Sayles and BHMS for similar accounts as compared to relevant benchmark indices. The Board also considered the success of Loomis Sayles in managing the USAA First Start Growth Fund and a portion of the USAA Growth Fund, and the success of BHMS in managing the USAA Value Fund.

         CONCLUSION. The Board reached the following conclusions regarding the Subadvisory Agreements with respect to the Fund, among others: (i) each subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each subadviser maintains an appropriate compliance program; (iii) each subadviser's performance in managing accounts similar to the Fund is reasonable in relation to

70

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each subadviser. Based on the Board's conclusions, the Trustees determined that approval of the Subadvisory Agreements with respect to the Fund would be in the interests of the Fund and its shareholders.

APRIL BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the Board of Trustees held on April 19, 2006, the Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadvisers. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and

72

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement.
         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate
         - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was below the median of both its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were lower than the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about

74

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2005, was equal to the average of its performance universe and lower than its Lipper index for the three-year period ended December 31, 2005, and exceeded the average of its performance universe and its Lipper index for the five-year period ended December 31, 2005. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the three-year period ended December 31, 2005, and was in the bottom 50% of its performance universe for the one-year period ended December 31, 2005. The Board took into account steps management has taken to address the Fund's recent performance, including the hiring of additional new subadvisers.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices, and appropriate action has been taken to address the Fund's more recent performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and
         (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

76

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving the Subadvisory Agreements with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadvisers, including the personnel providing services; (ii) the Subadvisers' compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered the Subadvisers' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadvisers' level of staffing. The Trustees noted that the materials provided to them by the Subadvisers indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadvisers' brokerage practices. The Board also considered the Subadvisers' regulatory and compliance history. The Board noted that the Manager's monitoring processes of the Subadvisers include: (i) regular telephonic meetings to discuss, among other matters,

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadvisers.

         SUBADVISERS COMPENSATION. The Board also took into consideration the financial condition of the Subadvisers. In considering the cost of services to be provided by the Subadvisers and the profitability to the Subadvisers of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadvisers, the Subadvisers' profitability with respect to the Fund, and the potential economies of scale in the Subadvisers' management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that the Subadvisers charge to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadvisers.

         As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2005, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadvisers. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisers. The Board was mindful of the Manager's focus on the Subadvisers' performance and the explanations of management regarding the factors that

78

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2006

         contributed to the recent performance of the Fund and the steps that had been taken to address such performance. The Board also noted the Subadvisers' long-term performance record for similar accounts.

         CONCLUSION. The Board reached the following conclusions regarding the Subadvisory Agreements, among others: (i) the Subadvisers are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadvisers maintain an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices, and appropriate action has been taken to address the Fund's more recent performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadvisers. Based on the Board's conclusions, the Board of Trustees determined that approval of the Subadvisory Agreements with respect to the Fund would be in the interests of the Fund and its shareholders.

 D I R E C T O R S '  A N D  O F F I C E R S '
=====================-----------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

              The Board of Directors of the Company consists of five Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates.
              The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

              Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of May 31, 2006. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

              * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS
                AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

80

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2,4)
              Director
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services (SAS). He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3,4,5,6)
              Director
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              ROBERT L. MASON, PH.D. (3,4,5,6)
              Director
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3,4,5,6)
              Director
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

82

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              RICHARD A. ZUCKER (2,3,4,5,6)
              Director and Chairman of the Board of Directors
              Born: July 1943
              Year of Election or Appointment: 1992(+)

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (2)  MEMBER OF EXECUTIVE COMMITTEE

              (3)  MEMBER OF AUDIT COMMITTEE

              (4)  MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5)  MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

              (+)  MR. ZUCKER WAS ELECTED AS CHAIRMAN OF THE BOARD IN 2005.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              STUART WESTER
              Vice President
              Born: June 1947
              Year of Appointment: 2002

              Vice President, Equity Investments, IMCO (1/99-present).
              Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/USAA Financial Planning Services
              (FPS) General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, USAA Financial Advisers, Inc. (FAI), FPS, and SAS; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

84

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              DEBRA K. DUNN
              Treasurer
              Born: August 1969
              Year of Appointment: 2005

              Assistant Vice President, IMCO/FPS Finance, USAA (9/04-present); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02); Financial Business Analyst, Strategic Financial Analysis, IMCO (3/00-1/01). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI; and Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

              EILEEN M. SMILEY
              Assistant Secretary
              Born: November 1959
              Year of Appointment: 2003

              Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, SAS, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01).
              Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01). Mr. Hill also serves as Chief Compliance Officer of USAA Life Investment Trust, a registered investment company offering five individual funds.

86

 N O T E S
==========----------------------------------------------------------------------

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

 N O T E S
==========----------------------------------------------------------------------

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

88

 N O T E S
==========----------------------------------------------------------------------

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

                    TRUSTEES    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               CUSTODIAN AND    State Street Bank and Trust Company
            ACCOUNTING AGENT    P.O. Box 1713
                                Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

                 MUTUAL FUND    (from touch-tone phones only)
              USAA TOUCHLINE    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
                                                                Recycled
                                                                  Paper

-------------------------------------------------------------------------------

   [LOGO OF USAA]    9800 Fredericksburg Road                   -------------
      USAA(R)        San Antonio, Texas 78288                     PRSRT STD
                                                                     U.S.
                                                                   Postage
                                                                   P A I D
                                                                     USAA
                                                                -------------
   Receive this document
   and others electronically.
   Sign up at USAA.COM.
   enter keyword LESSMAIL.

--------------------------------------------------------------------------------

          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

26889-0706                                   (C)2006, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Trustees of USAA Investment Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. On September 14, 2005, the Board of Trustees of USAA Investment Trust approved a revised Sarbanes Code applicable to the Funds' senior financial officers. There were no substantive changes to the ethical duties or responsibilities of the Funds' senior financial officers. The changes to the Sarbanes Code were necessary because of the change of the Funds' Chairman of the Board to an independent director. The revised Sarbanes Code clarifies that the same USAA personnel will continue to receive reports of all violations of the Sarbanes Code and be required to approve outside employment and certain financial interests in transactions. Under the revised Sarbanes Code, the Funds' Board of Directors will continue to receive the same notifications, reports and have the same power that it had before under the original Sarbanes Code. A copy of the revised Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code or the revised Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Investment Trust. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues and an expert witness in cases involving financial reporting matters. Dr. Starks is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Investment Trust. Dr. Starks resigned from the Board of Trustees effective May 22, 2006.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Investment Trust, consists of 10 funds in all. Only 9 funds of the Registrant (excluding the Total Return Strategy Fund) have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Funds' annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2006 and 2005 were $221,400 and $150,400, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2006 and 2005 were $50,000 and $15,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young, LLP for tax services are detailed in the table below:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 5-31-2006     $44,390            $11,125       $11,633           $ 8,494          $ 75,642
FYE 5-31-2005     $41,100            $14,050       $10,993           $     0          $ 66,143
----------------------------------------------------------------------------------------------
TOTAL             $85,490            $25,175       $22,626           $ 8,494          $141,785
----------------------------------------------------------------------------------------------

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2006 or 2005.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2006 and 2005 were $187,642 and $109,143, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2006 and 2005 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Investment Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. Disclosure controls and procedures were established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                             USAA MUTUAL FUNDS TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS
         -----------------------------

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA Mutual Funds Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
             - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
             - full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
             - compliance with applicable laws and governmental rules and regulations;
             - prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the relevant Funds' Board of Directors/ Trustees; and
             -  accountability for adherence to the Code.

          Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST
         ---------------------

         A.       DEFINITION OF A CONFLICT OF INTEREST.
                  ------------------------------------

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
                o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chair/ CEO of USAA and reported to each affected Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS
         --------------------------------------

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/ Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY
         ----------------------------

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
                Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Board of Directors/Trustees.

         B.     REQUIRED REPORTS
                ----------------

                -      EACH COVERED OFFICER MUST:
                       -------------------------

                       - Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
                       - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -      THE CHIEF LEGAL OFFICER MUST:
                       ----------------------------

                       - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                       - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES
                  ------------------------

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the relevant Funds' Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the relevant Funds' Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  o        The  Boards  of  Directors/Trustees  understand  that
                           Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered
                           Officer.

V.       OTHER POLICIES AND PROCEDURES
         -----------------------------

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS
         ----------

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Boards of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION
         --------------------------------------

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.


Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA Mutual Funds
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.
Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA Mutual Funds Trust: September 14, 2005.
Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust:  December 8, 2005.



                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

TITLE             COMPANY
-----             -------

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA Mutual Funds Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA Mutual Funds Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA INVESTMENT TRUST (EXCEPT TOTAL RETURN STRATEGY FUND)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    JULY 31, 2006
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    JULY 31, 2006
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ---------------------------------------------
         Signature and Title:  Debra K. Dunn/Treasurer

Date:    JULY 31, 2006
         ------------------------------


*Print the name and title of each signing officer under his or her signature.